UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

PERPETUA RESOURCES CORP.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF 2025 ANNUAL GENERAL MEETING OF SHAREHOLDERS
You are invited to our 2025 annual general meeting (the “Annual Meeting” or “Meeting”) of the shareholders of PERPETUA RESOURCES CORP. (“Perpetua” or the “Company”).
When	Where
Thursday, May 15, 2025 10:00 a.m., Mountain Time	Online at http://www.virtualshareholdermeeting.com/PPTA2025
Items of Business:	Our Board of Directors Recommends You Vote:
• To receive and consider the audited financial statements of the Company together with the auditors’ report thereon for the financial year ended December 31, 2024;
• To elect the ten (10) directors named in the Proxy Statement to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified;	FOR the election of each director nominee
• To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2025 at a remuneration to be set by the directors; and	FOR the ratification of the appointment
• To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
The Board of Directors of the Company has fixed March 21, 2025 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.
We are pleased to take advantage of Securities and Exchange Commission rules that allow us to provide our notice of annual meeting, proxy statement and 2024 annual report to shareholders online, with paper copies available free of charge upon request. On or about April 4, 2025, we will begin mailing a Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, instead of a paper copy of our proxy materials.
By Order of the Board of Directors

Jonathan Cherry
President and Chief Executive Officer
April 1, 2025
Important Notice Regarding the Availability of Proxy Materials for the Perpetua Resources Corp. Shareholder Meeting to be Held on May 15, 2025. The Proxy Statement and our 2024 Annual Report on Form 10-K are available at the SEC’s website at www.sec.gov, under our SEDAR+ profile at www.sedarplus.ca and on our website at www.investors.perpetuaresources.com.

EXECUTIVE COMPENSATION	34
EQUITY COMPENSATION PLAN INFORMATION	49
AUDIT COMMITTEE INFORMATION	50
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	56
OTHER INFORMATION	57
This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current facts, including statements regarding our environmental and other sustainability plans and goals, made in this document are forward-looking. We use words such as anticipates, believes, expects, future, intends, and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our 2024 Annual Report on Form 10-K. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

PERPETUA RESOURCES CORP.
PROXY STATEMENT
ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held on Thursday, May 15, 2025
ANNUAL GENERAL MEETING INFORMATION
General
The proxy is solicited by the Board of Directors (the “Board” or “Directors”) of Perpetua Resources Corp. (“Perpetua” or the “Company”) for the Annual General Meeting (the “Annual Meeting” or “Meeting”) of Shareholders to be held at 10:00 a.m., Mountain Time, on Thursday, May 15, 2025, and any adjournment or postponement thereof. This year’s Annual Meeting will be held in a virtual-meeting format only. Registered Shareholders and duly appointed proxyholders who log into the Meeting online may participate in the Annual Meeting at http://www.virtualshareholdermeeting.com/PPTA2025 and will be able to listen, ask questions and securely vote through the web-based platform, provided they are connected to the internet and following the instructions online. Our principal office is located at 405 S. 8th Street, Ste 201, Boise, Idaho 83702. This Proxy Statement is first being made available to our shareholders on or about April 2, 2025.
Unless otherwise indicated, references herein to “$” or “dollars” are expressed in U.S. dollars (US$), and references to Canadian dollars are noted as “C$” or “CAD $.”
Outstanding Securities and Quorum
Only holders of record of our common shares (the “Common Shares”) at the close of business on March 21, 2025 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 71,262,344 Common Shares outstanding and entitled to vote. There are no special rights or restrictions of any nature attached to any of the Common Shares, which all rank equally as to all benefits which might accrue to the holders of Common Shares. Each Common Share is entitled to one vote for each director nominee and one vote for each other item to be voted on at the Annual Meeting.
The presence, in person or by proxy, of two or more shareholders representing at least 33 1∕3% of the outstanding Common Shares on the Record Date entitled to be voted (constituting 23,754,115 votes) will constitute a quorum for the transaction of business at the Annual Meeting.
Notice and Access
We are furnishing proxy materials to our registered and non-registered (beneficial) shareholders via the Internet by mailing a Notice of Internet Availability of Proxy Materials under Rule 14a-16 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), instead of mailing or e-mailing copies of those materials. The Notice of Internet Availability of Proxy Materials directs shareholders to a website where they can access our proxy materials, including our proxy statement and our annual report, and view instructions on how to vote via the Internet, mobile device, or by telephone. If you received a Notice of Internet Availability of Proxy Materials and would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials via e-mail, you will continue to receive access to those materials electronically unless you elect otherwise. These procedures also satisfy the “notice-and-access” requirements as defined under NI 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”). We are not using procedures known as “stratification” with our use of notice-and-access in relation to the Meeting. Stratification occurs when a reporting issuer using notice-and-access provides a paper copy of the relevant Proxy Statement to some, but not all, shareholders with the notice package in relation to the relevant meeting.
We encourage you to register to receive all future shareholder communications electronically, instead of in print. This means that access to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail.

Appointment of Proxyholder
The purpose of a proxy is to designate persons who will vote the proxy on a shareholder’s behalf in accordance with the instructions given by the shareholder in the proxy. The persons whose names are printed in the form of proxy are officers or members of the Board (the “Management Proxyholders”).
A shareholder has the right to appoint a person other than a Management Proxyholder, to represent the shareholder at the Meeting by striking out the names of the Management Proxyholders and by inserting the desired person’s name in the blank space provided or by executing a proxy in a form similar to the form of proxy. A proxyholder need not be a shareholder.
Proxy Voting
Only registered shareholders or duly appointed proxyholders are permitted to vote at the Meeting. Common Shares represented by a properly executed proxy will be voted or be withheld from voting on each matter referred to in the Notice of Internet Availability of Proxy Materials in accordance with the instructions of the shareholder on any ballot that may be called for. If the shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares will be voted accordingly.
If a shareholder does not specify a choice and the shareholder has appointed one of the Management Proxyholders as proxyholder, the Management Proxyholder will vote in favor of the matters specified in the Notice of Internet Availability of Proxy Materials and in favor of all other matters proposed by management at the Meeting.
Completion and Return of Proxy
Whether you hold shares directly as a registered shareholder or hold shares through a brokerage firm as a non-registered shareholder, you may direct how your shares are voted without attending the Annual Meeting. There are three ways to vote by proxy.
Vote by Internet:
Before the Annual Meeting go to www.proxyvote.com and by following the instructions on the Notice of Internet Availability of Proxy Materials. Shareholders who received a paper or electronic copy of a proxy card may submit proxies over the Internet by following the instructions on the proxy card.
Vote by Telephone:
Shareholders who live in the United States or Canada may submit proxies by telephone by calling toll-free 1-800-690-6903 on a touch-tone telephone and following the instructions. Shareholders who received a notice regarding the availability of proxy materials should have the notice in hand when calling, and shareholders who received a paper or electronic copy of a proxy card should have the proxy card in hand when calling. Shareholders have up until 11:59 p.m. ET on May 13, 2025.
Vote by Mail:
Shareholders who received a paper or electronic copy of a proxy card may submit proxies by mail by completing, signing and dating the proxy card and mailing it in the postage-paid envelope we have provided or by returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Non-Registered Holders
Only shareholders whose names appear on the records of the Company as the registered holders of Common Shares or duly appointed proxyholders are permitted to vote at the Meeting. Most shareholders of the Company are “non-registered” shareholders because the Common Shares they own are not registered in their name but instead are registered in the name of a nominee such as a brokerage firm through which they purchased the Common Shares; bank, trust company, trustee or administrator of self-administered RRSPs, RRIFs, RESPs and similar plans; or clearing agency such as The Depository Trust Company (“DTC”) or The Canadian Depository for Securities Limited (“CDS”) (each a “Nominee”). If you purchased your Common Shares through a broker, you are likely a non-registered holder. If your Common Shares are listed in an account statement provided to a shareholder by a broker, then such Common Shares will more likely be registered under the name of your broker or an agent of that broker. In Canada and the United States, the vast majority of such Common Shares are registered under the name of CDS & Co. (the registration name for CDS, which acts as nominee for many Canadian brokerage firms) or Cede & Co. (operated by DTC), respectively. Common Shares held by brokers or their agents or nominees can only be voted upon the instructions of the non-registered shareholder except in limited cases for certain “routine” matters. Otherwise, without specific instructions, brokers and their agents and nominees are prohibited from voting Common Shares for their clients, which is generally referred to as a “broker non-vote”. Therefore, non-registered holders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person if such shareholders want their votes to count on all matters to be decided at the Meeting.
In accordance with securities regulatory policy, the Company has distributed copies of the Meeting materials, being the Notice of Internet Availability of Proxy Materials, this Proxy Statement and the Voting Instruction Form, to the non-registered holders.
Non-Objecting Beneficial Holders
These securityholder materials are being sent to both registered and non-registered owners of the Common Shares. The Company is sending the proxy-related materials for the Meeting directly to “non-objecting beneficial owners” (“NOBOs”), as defined under NI 54-101. If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name and address and information about your NOBO holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Nominee(s) holding on your behalf. By choosing to send these materials to NOBOs directly, the Company (and not the Nominees holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.
Objecting Beneficial Holders
The Company does not intend to pay for Nominees to deliver to “objecting beneficial owners” (“OBOs”), as defined under NI 54-101, the proxy-related materials and Form 54-101F7 — Request for Voting Instructions Made by Intermediary. As a result, OBOs will not receive the Meeting materials unless their respective Nominee assumes the costs of delivery.
Householding
Unless we have received instructions to the contrary from any shareholder at an address, we are sending only a single Notice of Internet Availability of Proxy Materials to a household that two or more shareholders reside at if they share the same last name or we reasonably believe they are members of the same family. This practice is known as “householding” and is permitted by rules adopted by the Securities and Exchange Commission (“SEC”). This approach reduces duplicate information received at such household and helps us reduce costs. However, each shareholder shall receive a separate proxy card and voting instructions card. A shareholder at a shared address to which a single copy of Notice of Internet Availability of Proxy Materials was delivered may request delivery of a separate copy of the Notice of Internet Availability of Proxy Materials, the 2024 Annual Report on Form 10-K or Proxy Statement, as requested. If you (i) are a shareholder of record (your shares are held in your own name and not held in a brokerage account) who received the Notice of Internet Availability of Proxy Materials by household mailing this year and you would like to have additional copies mailed to you, (ii) are a shareholder who receives multiple copies of the Notice of Internet Availability of Proxy Materials and would like to opt into householding for future mailings or (iii) would like to opt out of householding for future mailings, please request by mail to Perpetua Resources Corp., 405 S. 8th Street, Ste. 201, Boise, Idaho 83702, or by calling (208) 901-3060.
Voting Standard
Election of Directors
The Board has adopted a majority voting policy, often referred to as a plurality plus standard, (the “Majority Voting Policy”) which requires, in an election of directors, other than at a Contested Meeting (as defined below), any Director who receives a greater number of shares withheld than shares voted in favor of his or her election must immediately tender his or her resignation (the “Resignation”) to the Board. The Corporate Governance and Nominating Committee of the Company will then review the matter and make a recommendation to the Board. In considering the Resignation, the Corporate Governance and Nominating Committee and the Board shall consider all factors they deem relevant. The Board shall determine whether or not to accept the Resignation within 90 days after the date of the relevant shareholders’ meeting. The Board shall accept the Resignation absent exceptional circumstances. The Resignation will be effective when accepted by the Board. The Director tendering the Resignation will not participate in any Board or Corporate Governance and Nominating Committee meeting at which the Resignation is considered. The Company shall promptly issue a news release with the Board’s decision and send a copy of the news release to the Toronto Stock Exchange (the “TSX”). If the Resignation is not accepted, the news release shall fully state the reasons for that decision.
Under the Majority Voting Policy, a “Contested Meeting” is a meeting at which the number of Directors nominated for election is greater than the number of seats available on the Board.
Votes that are withheld from a Director’s election will not affect the outcome of the vote on the election of a Director, except that if a Director receives a number of withheld votes that equals or exceeds the number of votes cast in favor of the election, that Director must tender his or her Resignation to the Board. Broker non-votes, if any, will have no effect on the outcome of the election of directors.
All Other Matters
For all other matters proposed for a vote at the Annual Meeting, the affirmative vote of a majority of the outstanding Common Shares present or represented by proxy and entitled to vote on the matter is required to approve the matter. For these matters, abstentions are not counted as affirmative votes on a matter but are counted as present and entitled to vote, and broker non-votes, if any, will have no effect on the outcome of these matters.
Revocability of Proxy
Any shareholder who has returned a proxy may revoke it at any time before it has been exercised. In addition to revocation in any other manner permitted by law, a registered shareholder, their attorney authorized in writing or, if the registered shareholder is a corporation, a corporation under its corporate seal or by an officer or attorney thereof duly authorized, may revoke a proxy by instrument in writing, including a proxy bearing a later date. The instrument revoking the proxy must be deposited at the registered office of the Company, at any time up to and including the last business day preceding the date of the Meeting, or any adjournment thereof, or with the chair of the Meeting on the day of the Meeting.
Instructions For Attending And Voting At The Virtual Meeting
The Meeting will be hosted online by way of a live webcast. A summary of the information shareholders will need to attend the virtual Meeting is provided below. The Meeting will begin at 10:00 A.M. Mountain Time on May 15, 2025.
Shareholders who log into the Meeting online will be able to listen, ask questions and securely vote through the web-based platform, provided they are connected to the internet and follow the instructions set out in this Proxy Statement.
In order to attend the Meeting, shareholders and guests must log in online as set out below:
Step 1:
Log in online at http://www.virtualshareholdermeeting.com/PPTA2025.

Step 2:
Follow the instructions below, as applicable:

Registered shareholders: Click “I have a login” and enter in the Username before the start of the Meeting. The Username is the 16-digit control number located on the form of proxy or in the e-mail notification you received from Broadridge.

Guests:
Guests who do not have a control number may still attend the Meeting by clicking “I am a guest” and completing the online form. Guests will not be able to vote or ask questions at the Meeting.

Voting and Questions at the Virtual Meeting
To have their Common Shares voted at the Meeting, each registered shareholder will be required to enter their control number provided by Broadridge at http://www.virtualshareholdermeeting.com/PPTA2025 prior to the start of the Meeting as set forth in more detail above.
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted on the virtual meeting login page at http://www.virtualshareholdermeeting.com/PPTA2025.
We believe that our virtual meeting format enhances shareholder access, participation and communication by allowing shareholders to communicate with us during the Annual Meeting, including the ability to ask questions to our Board, management and a representative from our independent registered public accounting firm.
Once logged in to the virtual meeting website, shareholders may submit questions for the Annual Meeting through that site. We will answer shareholder questions as they come in, as time permits. We are committed to publicly answering each question received following the Annual Meeting, with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. If a question posed is not addressed during the Annual Meeting, or if a shareholder has a question or remark not related to an agenda item, such matters may be raised after the Annual Meeting by contacting our Investor Relations Manager at (208) 901-3049 or info@perpetuacorp.us.
It is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences.
In order to participate online, shareholders must have a valid 16-digit control number.
Explanatory Note
We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012. We are also considered a “smaller reporting company” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the “Securities Act”). For as long as we are an emerging growth company or a smaller reporting company, we will not be required to include a Compensation Discussion and Analysis section in this Proxy Statement and have elected to comply with the scaled-down executive compensation disclosure requirements applicable to emerging growth companies and smaller reporting companies.

ITEM 1 ELECTION OF DIRECTORS
In accordance with our Articles, the number of directors of the Company is set at 10, being the most recently set number of directors by a consent resolution of the Board. The Board is currently made up of ten members: Marcelo Kim, Jonathan Cherry, Andrew Cole, Robert Dean, Laura Dove, Richie Haddock, Jessica Largent, Jeffrey Malmen, Christopher J. Robison, and Alexander Sternhell. The Board, based on the recommendation of the Corporate Governance and Nominating Committee, proposes that the following ten nominees be elected at the Annual Meeting, each of whom will hold office until the next Annual General Meeting of Shareholders or until his or her successor shall have been elected and qualified:
• Marcelo Kim	• Richie Haddock
• Christopher J. Robison	• Laura Dove
• Alexander Sternhell	• Jeffrey Malmen
• Robert Dean	• Jonathan Cherry
• Andrew Cole	• Jessica Largent
Each of the nominees is currently a director of Perpetua and has been elected to hold office until the 2025 Annual Meeting or until his or her successor has been elected and qualified. Biographical and related information on each nominee is set forth below.
In addition to the Board, non-management directors comprising the Corporate Governance and Nominating Committee have recommended that each director nominee be elected at the Annual Meeting.
The Board expects that the ten nominees will be available to serve as directors. However, if any of them should be unwilling or unable to serve, the Board may decrease the size of the Board or may designate substitute nominees, and the proxies will be voted in favor of any such substitute nominees.
The Board of Directors recommends a vote “FOR” each nominee.

BOARD OF DIRECTORS INFORMATION
In evaluating the nominees for the Board, the Board and the Corporate Governance and Nominating Committee took into account the qualities they seek for directors, and each of the directors’ individual qualifications, skills, and background that enable such director to effectively and productively contribute to the Board’s oversight of Perpetua, as discussed below in each biography and under “Director Nominee Tenure, Skills, and Characteristics.” When evaluating re-nomination of existing directors, the Committee also considered the nominees’ past and ongoing effectiveness on the Board and, with the exception of Jonathan Cherry and Jessica Largent (who are employees), their independence.
Biographical Information
Marcelo Kim New York, USA Partner at Paulson & Co. Inc.
Background
Marcelo Kim joined Perpetua as director in March 2016 and became Chair in 2020. Mr. Kim has served as a Partner at Paulson & Co. Inc., an investment management firm since 2009, where he oversees the firm’s global macro-economic and natural resource investments. Mr. Kim earned his Bachelor of Arts in economics with honors from Yale University in 2009. He is currently the Chair of International Tower Hill Ltd. (NYSE American: THM) and serves on the board of directors of Ambri Inc., a privately held U.S. company commercializing a low-cost liquid metal battery essential for the low-carbon energy transition.
Mr. Kim serves as a Paulson & Co. Inc. nominee under the Paulson Investor Rights Agreement (as defined herein). Mr. Kim was appointed Chair of the Company in accordance with the Paulson Investor Rights Agreement.
Our Board believes that Mr. Kim is qualified to serve on our Board due to his extensive experience in commodities, investment analysis, capital markets and economics.

Age:	Director since:	Board committees:	Other current public company boards:
38	March 17, 2016	Corporate Governance & Nominating (Chair); Technical	Chair of International Tower Hill Mines Ltd.

Christopher J. Robison Colorado, USA Former board director for Detour Gold Corp. and Chief Operating Officer of Newmont Mining Corporation
Background
Mr. Robison has over 40 years of experience in the mining industry that has spanned six commodities and five continents. He is a former Fortune 500 executive with proven success in capital-intensive mining businesses and brings expertise in natural resources, mining, metallurgy, project development, M&A, capital investment, business improvement and regulatory issues. Mr. Robison also has extensive experience with mine safety, environmental management, and corporate social responsibility. Most recently, Mr. Robison was a board director for Detour Gold Corp., a former Canadian gold mining company, from 2018 to 2020. As chair of the Technical Committee, he oversaw a step-change in safety, productivity and cost management. He also served on the Detour Gold Corp. Audit, SG&A and Special Committees. From 2013 to 2016, Mr. Robison was the Chief Operating Officer and Executive Vice President of Newmont Mining Corporation (“Newmont”), the world’s largest gold miner, where he was responsible for 12 gold and copper mining operations and complexes generating US$7.4 billion in revenues in 2014, and a pipeline of 22 expansion projects and new mines. Under his leadership, Newmont delivered step-change improvement in its operational performance and growth prospects. During his tenure as Chief Operating Officer, Newmont lowered injury rates by more than 50% and significantly reduced costs. Prior to Newmont, Mr. Robison was Chief Operating Officer and Vice President Operations of Rio Tinto Minerals for six years, Chief Operations Officer of U.S. Borax Inc. for five years and Vice President and General Manager, Mining and Concentrating at Kennecott Utah Copper for four years. He has held numerous other management and leadership positions in the mining industry and holds a B.Sc. in metallurgical engineering from the University of Nevada, Mackay School of Mines. He has also completed business leadership programs at the London School of Business and safety leadership training programs led by Dupont.
Our Board believes that Mr. Robison is qualified to serve on our Board due to his extensive mining industry and leadership experience and expertise in project development and mining operations.

Age:	Director since:	Board committees:	Other current public company boards:
67	December 4, 2020	Lead Independent Director; Compensation (Chair), Corporate Governance & Nominating; Technical (Chair)	N/A
Robert Dean Idaho, USA Co-owner of Premier Aggregates Holdings, LLC, former President of Ada Sand & Gravel, Inc.and former Managing Director of Allen & Company LLC
Background
Mr. Dean has over 30 years of experience investing across public and private markets and advising corporate clients on merger and acquisition transactions. From 1995 to 2015, Mr. Dean worked at Allen & Company LLC, a New York-based investment banking firm, where he was a Managing Director and an equity partner. At Allen & Company, Mr. Dean was the Portfolio Manager of Allen Global Partners LLC, a $1 billion investment fund that invested in equity and credit securities of companies engaged in corporate transactions. In addition, Mr. Dean served on the Executive Committee of Allen Investment Management LLC, the firm’s SEC-registered investment advisor, and was actively involved in the firm’s corporate advisory, principal trading, and private capital businesses. Mr. Dean began his career at Merrill Lynch & Co. as an analyst in the Media, Telecom & Technology Investment Banking Group.
From 2019 to 2024, Mr. Dean served as President of Ada Sand & Gravel, Inc., a southwest Idaho-based supplier of construction aggregates. In 2024, Ada Sand & Gravel merged with Premier Aggregates Holdings, LLC, creating the leading independent supplier of construction and landscape aggregates in southwest Idaho. Mr. Dean also actively invests in private equity, real estate and venture capital through Gemstone Capital LLC.
Mr. Dean serves as an Advisory Board Member of Greybull Stewardship LP, a private equity investment firm. Mr. Dean is a graduate of Duke University where he received a B.A., cum laude, in Economics and Public Policy.
Our Board believes that Mr. Dean is qualified to serve on our Board due to his extensive experience in corporate finance and strategy, investment analysis and capital markets.

Age:	Director since:	Board committees:	Other current public company boards:
53	December 4, 2020	Audit (Chair); Corporate Governance & Nominating	N/A

Laura Dove Virginia, USA Chair of the Board of Trustees of the James Madison Foundation
Background
Laura Dove brings three decades of legislative and media experience to Perpetua. Ms. Dove is currently the chair of the Board of Trustees of the James Madison Foundation, and recently served as a senior fellow at Harvard Kennedy School and a resident fellow at the University of Chicago where she led a seminar on the role of the U.S. Senate. Ms. Dove previously served as Senior Director of the Ford Motor Company, an American company that designs, manufactures, markets and services vehicles, from 2020 until 2022, where she led federal government relations for a Fortune 50 company. She also served as Chair of the Executive Committee of the Alliance for Automotive Innovation and as the Washington representative for the Business Roundtable, U.S. Chamber of Commerce and National Association of Manufacturers during that time. Prior to her role with Ford, Ms. Dove served as the Senate’s Secretary for the Majority (an elected officer of the Senate) from 2013 to 2020, the culmination of more than twenty years of service in government. Ms. Dove holds a Master’s degree from the University of Virginia and a Bachelor of Arts degree from the University of North Carolina, Chapel Hill.
Our Board believes that Ms. Dove is qualified to serve on our Board due to her extensive experience in media and government service and relations.

Age:	Director since:	Board committees:	Other current public company boards:
55	March 30, 2022	Corporate Governance & Nominating; Audit	N/A
Andrew Cole Nevada, USA Former General Manager, Barrick Former General Manager, Donlin Gold Project
Background
Andrew Cole has over 35 years of experience in the metals and mining industry including substantial expertise in the processing of refractory ore, having been General Manager at Barrick Gold’s Goldstrike Mine from December 2016 until June 2020. Since January 2021, Mr. Cole has led a consulting practice and has experience supporting an emerging gold producer through the successful development of its processing strategy and the restart of its autoclave facility in Nevada. He previously served as General Manager of the Donlin Gold Project in Alaska from October 2011 until December 2015, where he secured the Donlin Gold Project’s major permits, including its Final Record of Decision. Prior to that, he served as Executive Director of Barrick Gold’s United States Operations.
Mr. Cole holds a Bachelor of Science Degree in Material Sciences and Engineering from the University of Arizona and he received his MBA from the University of Nevada. Mr. Cole serves as a Paulson & Co. Inc. nominee under the Paulson Investor Rights Agreement.
Our Board believes that Mr. Cole is qualified to serve on our Board due to his extensive mining industry experience including operations and metallurgical processing experience.

Age:	Director since:	Board committees:	Other current public company boards:
61	January 1, 2024	Compensation, Technical	N/A

Richie Haddock Utah, USA Former General Counsel, Barrick
Background
Rich Haddock retired from Barrick Gold Corporation, a mining company in 2022, where he had been General Counsel since 2014. At Barrick Gold Corporation, Mr. Haddock served in progressively senior legal roles since joining the company in 1997 and also served in business roles, including Global Vice President of Environment and Interim Regional President of Barrick North America. Mr. Haddock brings extensive permitting expertise in the U.S. as well as globally and vast experience in stakeholder engagement, environment, governance, litigation and mergers and acquisitions. Prior to his tenure at Barrick Gold Corporation, he worked at Santa Fe Pacific Gold Corporation, which merged into Newmont, a Colorado based gold mining company, and was a partner at Denver-based international law firm, Holme Roberts & Owen. Mr. Haddock has been practicing law since 1985 and holds a Bachelor’s degree in Geology.
Our Board believes that Mr. Haddock is qualified to serve on our Board due to his extensive background in the mining industry including legal and permitting experience.

Age:	Director since:	Board committees:	Other current public company boards:
66	May 19, 2023	Technical	N/A
Jeffrey Malmen Idaho, USA Senior Vice President of Public Affairs of IDACORP and Idaho Power
Background
Mr. Malmen is currently the Senior Vice President of Public Affairs of IDACORP, an electricity holding company and Idaho Power, a regulated electrical power utility, where he has worked since 2007. In his role, he oversees government and regulatory affairs, corporate communications, and corporate services, including supply chain, real estate and facilities. Prior to that, Mr. Malmen enjoyed a 21-year career in state and federal politics, most recently as Chief of Staff for Idaho Governor C.L. “Butch” Otter and Idaho Governor Phil Batt prior to that. He also served as Administrator of the Division of Financial Management for Idaho Governor Dirk Kempthorne. He is a member of the Executive Committee of the Idaho Association of Commerce and Industry and Board Member of the Idaho Mining Association. Mr. Malmen attended Boise State University and has completed graduate studies at Dartmouth College, the University of Virginia and Stanford University.
Our Board believes that Mr. Malmen is qualified to serve on our Board due to his extensive experience in regulatory processes and experience as a senior executive of a publicly traded company.

Age:	Director since:	Board committees:	Other current public company boards:
57	December 4, 2020	Corporate Governance & Nominating; Audit; Compensation	N/A

Alexander Sternhell Maryland, USA Principal of Sternhell Group
Background
Mr. Sternhell has over two decades experience working on Capitol Hill lobbying on behalf of some of the world’s largest companies as Principal of Sternhell Group. Prior to founding the Sternhell Group, he served as the Democratic Deputy Staff Director of and Senior Policy Advisor to the U.S. Senate Committee on Banking, Housing and Urban Affairs from 2007 until 2009 as well as the Staff Director for the Senate Banking Subcommittee on Securities and Investment from 1999 until 2006. He played a key role in drafting and negotiating financial services legislation in recent history. Mr. Sternhell received his BA from Louisiana State University.
Our Board believes that Mr. Sternhell is qualified to serve on our Board due to his extensive experience in government service, corporate governance and crisis management.

Age:	Director since:	Board committees:	Other current public company boards:
54	December 4, 2020	Compensation; Audit	N/A
Jonathan Cherry Boise, Idaho President and Chief Executive Officer
Background
Jonathan Cherry was appointed President and CEO of Perpetua Resources and joined the Board effective March 14, 2024. Mr. Cherry joined Perpetua Resources with over three decades of extensive mining industry experience including permitting, capital raising, project development, joint venture formation and operations. He most recently served as President, and CEO of PolyMet Mining Company (“PolyMet”) from July 2012 to November 2023 and as Chairman of the board of directors of PolyMet from June 2020 to November 2023. During his tenure at PolyMet, the NorthMet project received the highest rating the Environmental Protection Agency has ever given to a mining project.
Additionally, Mr. Cherry played a leading role in negotiating a joint venture with Teck Resources prior to PolyMet’s sale to Glencore. Before joining PolyMet, Mr. Cherry served as Vice President, Environment and Government Affairs, Resolution Copper, at Rio Tinto from 2010 to 2012; General Manager, Eagle Mine, at Rio Tinto from 2004 to 2010 (the United States’ only primary nickel-copper mine); and Senior Project Engineer at Kennecott Utah Copper from 2001 to 2004
Mr. Cherry holds a Bachelor of Science degree in Environmental Engineering from Montana Technological University. He is a member of the Society for Mining, Metallurgy & Exploration, has served on the Board of Trustees for the American Mining and Exploration Association, and is a Registered Professional Engineer.
Our Board believes that Mr. Cherry is qualified to serve on our Board due to his extensive executive leadership and management experience, and his experience in the mining industry including permitting, capital raising, project development and joint venture formation.

Age: 55	Director and Officer since:	Board committees: Technical	Other current public company boards: N/A
March 14, 2024

Jessica Largent Boise, Idaho Chief Financial Officer
Background
Jessica Largent has served as the Company’s Chief Financial Officer since April 1, 2022 and served as the Company’s Vice President, Investor Relations and Finance from February 2021 to March 31, 2022, and in such role was responsible for the strategy and leadership of the Company’s investor relations and finance efforts. Ms. Largent also served as Vice President, Investor Relations and Finance of Perpetua Resources Idaho, Inc. (“PRII”) from February 2021 to March 25, 2022 and currently serves as PRII’s Chief Financial Officer. Prior to joining the Company, Ms. Largent worked for Newmont, a Colorado based gold mining company, as their Vice President of Investor Relations and Senior Director, Planning, Communications and Analysis, among other roles. At Newmont, Ms. Largent set and executed the strategic direction of the Investor Relations function to help further differentiate the company and attract new investors while enhancing relationships with shareholders and industry analysts. She has a bachelor’s degree in Accounting and Human Resource Management from the University of Colorado and approximately 20 years of mining industry and financial leadership experience in investor relations, planning, financial, reporting and accounting.
Our Board believes that Ms. Largent is qualified to serve on our Board due to her extensive mining industry and financial experience.

Age: 41	Director and Officer since:	Board committees: Technical	Other current public company boards: N/A
March 14, 2024

Family Relationships
There are no family relationships among any of our executive officers or directors.
Majority Voting Policy
The Board has adopted the Majority Voting Policy which requires, in an election of directors, other than at a Contested Meeting, any Director who receives a greater number of shares withheld than shares voted in favor of his or her election must immediately tender his or her Resignation to the Board. The Corporate Governance and Nominating Committee of the Company will then review the matter and make a recommendation to the Board. In considering the Resignation, the Corporate Governance and Nominating Committee and the Board shall consider all factors they deem relevant. The Board shall determine whether or not to accept the Resignation within 90 days after the date of the relevant shareholders’ meeting. The Board shall accept the Resignation absent exceptional circumstances. The Resignation will be effective when accepted by the Board. The Director tendering the Resignation will not participate in any Board or Corporate Governance and Nominating Committee meeting at which the Resignation is considered. The Company shall promptly issue a news release with the Board’s decision and send a copy of the news release to the TSX. If the Resignation is not accepted, the news release shall fully state the reasons for that decision.
Under the Majority Voting Policy, a “Contested Meeting” is a meeting at which the number of Directors nominated for election is greater than the number of seats available on the Board.
Votes that are withheld from a Director’s election will not affect the outcome of the vote on the election of a Director, except that if a Director receives a number of withheld votes that equals or exceeds the number of votes cast in favor of the election, that Director must tender his or her Resignation to the Board. Broker non-votes, if any, will have no effect on the outcome of the election of directors.
Legal Proceedings, Cease Trade Orders, Bankruptcies, Penalties or Sanctions
To the knowledge of the Company, except as disclosed herein, no proposed director:
(a)   is, as at the date of this Proxy Statement, or has been, within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that,
(i)   was subject, while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer of such company, of a cease trade or an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days (an “Order”); or
(ii)   was subject to an Order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer;
(b)    is, as at the date of this Proxy Statement, or has been within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or
(c)   has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director; or
(d)   has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or
(e)   has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Pursuant to an amended and restated investor rights agreement dated March 17, 2020 (the “Paulson Investor Rights Agreement”) between the Company and Paulson & Co., Inc., on behalf of the several investment funds and accounts managed by it (“Paulson”), Paulson has the right to designate two nominees to the Board so long as Paulson owns 20% or more of the outstanding Common Shares (calculated on a fully-diluted basis) and to designate a replacement for any Paulson designee that resigns or otherwise is unable or unwilling to serve as director. The Paulson Investor Rights Agreement was subsequently amended in 2018 and in March 2020, the latter amendment providing for a Paulson nominee to also be Chair of the Company. Marcelo Kim and Andrew Cole are the current Director nominees of Paulson.
Other than the above, no other proposed director is to be elected under any arrangement or understanding between the proposed director and any other person or company, except the Directors and executive officers of the Company acting solely in such capacity. For further details on the Paulson Investor Rights Agreement, please see Exhibit 10.1 to our 2024 Annual Report on Form 10-K filed with the SEC and filed on SEDAR+ under the Company’s profile on March 19, 2025.
Director Nominee Tenure, Skills, and Characteristics
The Corporate Governance and Nominating Committee annually reviews the tenure, performance, and contributions of existing Board members to the extent they are candidates for re-election, and considers all aspects of each candidate’s qualifications and skills in the context of the Company’s needs at that point in time and seeks out candidates with a variety of experience and perspectives, including individuals from different geographic regions and areas of expertise. The tenure range of our director nominees is as follows:
Tenure on Board	Number of Director Nominees
More than 10 years	0
6-10 years	1
5 years or less	9
Skills, Qualifications and Experience
Our Board is comprised of a diverse, experienced group of thoughtful leaders.
	Marcelo Kim	Andrew Cole	Robert Dean	Laura Dove	Richie Haddock	Jeffrey Malmen	Christopher J. Robison	Alexander Sternhell	Jonathan Cherry	Jessica Largent
Executive Leadership Experience	✓	✓	✓	✓	✓	✓	✓		✓	✓
Financial Experience	✓	✓	✓			✓	✓	✓	✓	✓
Accounting/Audit Experience		✓	✓	✓		✓		✓		✓
Risk Management Experience	✓	✓	✓		✓		✓		✓	✓
Operations Experience		✓			✓		✓		✓
Industry (Natural Resources) Experience	✓	✓	✓		✓	✓	✓		✓	✓
Environmental and/or Climate Change-Related Experience	✓	✓		✓	✓	✓	✓	✓	✓	✓
Heath and/or Safety Experience		✓			✓	✓	✓		✓
Human Resources Management Experience		✓				✓			✓	✓
Governmental Affairs and/or Regulatory Experience		✓	✓	✓	✓	✓	✓	✓	✓

Corporate Governance
Board Leadership Structure
The Board is responsible for the control and direction of the Company. Mr. Kim, an independent director, serves as the Chair of our Board. In that role, Mr. Kim presides over the executive sessions of the Board in which Mr. Cherry, our Chief Executive Officer, and Ms. Largent, our Chief Financial Officer, do not participate. Mr. Robison serves as lead independent director of the Board and liaison to management on behalf of the independent members of the Board. Our Board has concluded that our current leadership structure is appropriate at this time and the Board believes all of the foregoing factors, coupled with regular executive sessions with only independent directors present, provide an appropriate balance between effective and efficient Company leadership and sufficient oversight by non-employee directors. Our Board will periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Director Independence
Under the requirements of Nasdaq, independent directors must comprise a majority of our Board. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and governance and nominating committees must be independent. Audit committee members must also satisfy the independence criteria set forth in NI 52-110 and Rule 10A-3 under the Exchange Act. Under the rules of Nasdaq, a director will qualify as an “independent director” only if, in the opinion of that company’s board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries. Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, our Board has determined that Mr. Cole, Mr. Dean, Ms. Dove, Mr. Haddock, Mr. Kim, Mr. Malmen, Mr. Robison and Mr. Sternhell, representing a majority of our directors, do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC, the listing requirements of Nasdaq and applicable securities laws of Canada. Mr. Cherry and Ms. Largent are not considered independent because they are employees of the Company. Our Board also determined that Mr. Dean, Mr. Malmen, Mr. Sternhell, and Ms. Dove who comprise our audit committee (“Audit Committee”), Mr. Cole, Mr. Malmen, Mr. Robison and Mr. Sternhell who comprise our compensation committee (“Compensation Committee”), and Mr. Dean, Ms. Dove, Mr. Kim, Mr. Malmen and Mr. Robison who comprise our corporate governance and nominating committee (“Corporate Governance and Nominating Committee”), satisfy the independence standards for those committees established by applicable rules and regulations of the SEC, the listing requirements of Nasdaq and applicable securities laws of Canada. In making the above determinations, our Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our share capital by each non-employee director and the transactions involving each non-employee director, if any, described in “Certain Relationships and Related Person Transactions.”
The Board’s independent directors regularly meet in executive session without the presence of any members of management. The Chair presides at these meetings and provides the Board’s guidance and feedback to the Company’s management team, including the Chief Executive Officer.
Board Member Evaluation and Selection
Our Corporate Governance and Nominating Committee and Board monitor governance developments in Canada and the United States, including those relating to non-discrimination. We support the objectives of increasing the variety of perspectives and backgrounds of Board Members and fostering a culture of professionalism and respect in the workplace, including on the Board.

The Company’s Workforce Growth and Retention Policy sets forth the Company’s commitment and approach to fostering, cultivating, and preserving a culture of professionalism and respect on its Board. In the Workforce Growth and Retention Policy, the Company specifically prohibits discrimination and harassment based on protected characteristics which includes, but is not limited to, age, color, disability, ethnicity, family or marital status, gender identity or expression, language, national origin, physical and mental ability, political affiliation, race, sex, religion, sexual orientation, socio-economic status, veteran status, and other characteristics that are protected by law.
The Company believes that the nomination of Directors should be based on merit and remains committed to selecting the most highly qualified individuals to fulfill these roles. At the same time, the Company recognizes that having a pool of candidates with a variety of backgrounds and experiences from which Directors are selected is key to achieving effective decision-making, strong business performance, continuous innovation, and good governance.
The Company believes that it benefits from a wide array of viewpoints, backgrounds, skills, and experience and specifically recognizes the need for individuals with a variety of backgrounds and experiences. The Company acknowledges the important role that all individuals play in contributing to the Company’s management and effectiveness.
On an annual basis, the Corporate Governance and Nominating Committee:
•
monitors the implementation of the Workforce Growth and Retention Policy;

•
assesses the effectiveness of the nomination and appointment processes at achieving the Company’s growth and retention objectives outlined in the Workforce Growth and Retention Policy;

•
reviews best practices with respect to establishing and maintaining a professional and respectful working environment that values all employees and one that is free from discrimination and harassment; and

•
reviews and recommends any changes to the Workforce Growth and Retention Policy to the Board.

Risk Oversight
As part of regular Board and committee meetings, the directors oversee executives’ management of risks relevant to the Company. While the full Board has overall responsibility for risk oversight, the Board has delegated responsibility related to certain risks to the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, and the Technical Committee. The Audit Committee is responsible for overseeing management of risks related to our financial statements and financial reporting process, data privacy and cybersecurity, business continuity, and operational risks, the qualifications, independence, and performance of our independent auditors, the performance of our internal audit function, legal and regulatory matters, and our compliance policies and procedures. The Compensation Committee is responsible for overseeing management of risks related to succession planning and compensation for our executive officers and our overall compensation program, including our equity-based compensation plans, as well as risks related to other human capital management matters. The Corporate Governance and Nominating Committee is responsible for overseeing management of risks related to corporate governance, including annual reports to shareholders, compliance with anti-bribery and anti-corruption policies, and the implementation of non-discrimination policies. The Technical Committee is responsible for overseeing management of risks related to workplace safety and our environmental, sustainability, and corporate social responsibility practices, including climate change-related risks and risks related to our operations and our supply chain. The full Board regularly reviews reports from management on various aspects of our business, including related risks and tactics and strategies for addressing them. The Compensation Committee is responsible for working with management so that Perpetua has a process to provide for the orderly succession of management, as described in our Compensation Committee charter.
Orientation and Continuing Education
The Chair of the Company takes primary responsibility for the orientation and continuing education of Directors. The Corporate Governance and Nominating Committee is also responsible for determining appropriate orientation and education programs for new Board members. New Directors are provided with an overview of their role as a member of the Board and its committees, and the nature and operation of the Company’s business and affairs. New Directors are provided with opportunities to visit the Company’s operations and have discussions with the Company’s operating personnel. New Directors also have the opportunity to discuss the Company’s affairs with legal counsel as well as the representatives of the Company’s external auditors.
All Board members are provided with a monthly management report which details the Company’s business results and operations and senior management regularly makes presentations to the full Board on the main areas of the Company’s business. Board members have full access to the Company’s records.
To help ensure that Directors maintain the skill and knowledge necessary to meet their obligations as Directors, Board members are encouraged to communicate with management, auditors and technical consultants; to keep themselves current with industry trends and developments and changes in legislation with management’s assistance; and to attend related industry seminars and to visit the Company’s operations.
All Board members are provided with the Company’s Board policy manual, including all corporate governance policies, the Board’s Charter, charters of each of the committees, Board and committee chair position descriptions, corporate policies and other relevant information. The Board also has access to publicly-filed documents of the Company, including technical reports and financial information and access to management, consultants, and technical experts, should the need arise.
All Board members have been to the Stibnite Gold Project (the “Stibnite Gold Project” or the “Project”) site and it is the Company’s intention to hold one of its quarterly Board meetings at the site each year to provide the Directors with additional and on-going exposure to the Stibnite Gold Project site.
Environmental, Social and Governance
Perpetua has, since its inception, sought to incorporate the principles of good environmental, social and governance (“ESG”) standards into all its actions. Since 2013, Perpetua has released an annual Sustainability Report which includes discussion of our commitments to the community, environment and safety. In 2019, the Board formalized its commitments by adopting an ESG Policy. The intent of this policy is to set out our guiding principles in a coherent, systematic manner to inform stakeholders and interested parties as to those principles. Perpetua launched a Sustainability Roadmap in 2022 which outlines the thirteen goals guiding the Company’s development of the Stibnite Gold Project and integrates our ESG commitments.
Guiding Principles
We are guided by certain principles as they relate to responsible mineral development. These principles include, but are not limited to, the following:
•
Perpetua’s goal is to leave the Stibnite Gold Project site better than we found it and to leave a lasting legacy of economic benefits in Valley County and Idaho.

•
Perpetua believes that responsible corporate behavior with respect to ESG factors can generally have a positive influence on long-term financial performance.

•
Disclosure can allow stakeholders and other interested parties to better understand, evaluate and assess potential risk and return, including the potential impact of ESG factors on Perpetua’s performance.

•
Perpetua’s investment analysis should incorporate certain ESG factors to the extent that they affect risk and return.

•
Perpetua acknowledges the division of authority and responsibilities among the three parties that are core to good corporate governance — shareholders, directors and managers.

Core Values
In order to live up to these principles, Perpetua has defined certain core values that are integral to the Company’s objectives, decision making process and success:
•
Safety — The health and safety of our employees, contractors and the public is of the utmost importance.

•
Environmental Responsibility — We comply with all of the environmental laws that apply to our operations and seek to go above and beyond what is required; we strive to identify practical solutions to manage growth while working to protect and enhance the natural environment.

•
Community Involvement — As a proud part of the community, we actively strive to serve the community’s needs and to collectively enhance prosperity and well-being.

•
Transparency — We seek to fulfill our commitments in an open and transparent manner. We aim to be accurate, consistent and straightforward in all information delivered to our stakeholders.

•
Accountability — As part of our corporate governance, we provide accountability processes to guide our actions, decisions, conduct and reporting.

•
Integrity & Performance — We hold ourselves to high standards and strive to fulfill our commitments in an effective and sustainable manner.

Below is a review of Perpetua’s efforts in 2024 with regards to ESG.
Environment	• Zero reportable spills in 2024
◦ No reportable spills for 153 months
• Operations at site powered using solar power when possible
◦ In 2024, we produced 7,637 kWh of solar energy
• Continued sediment reduction strategy to improve water quality
◦ Since 2011, Perpetua has planted 81,113 trees
• Continued voluntary legacy waste cleanup and water quality improvement actions in the historical Stibnite Mining District
Health & Safety	• “Safety First” — Safety continues to be a top priority for Perpetua
• Successfully completed Safety & Health Achievement Recognition Program managed by the Occupational Safety and Health Administration in 2024
• Zero lost time incidents in 2024
◦ No lost time incidents for past 109 months
◦ 2,310 employee training hours, 904 contractor training hours
◦ 14,719 hours of Health & Safety Training since 2013
Social Responsibility	• Continued to improve our ESG and sustainability reporting through the SASB reporting framework
• Community engagement continued to be a priority:
◦ Perpetua employees spent 39 hours in local classrooms or virtually teaching students about science, technology, engineering and math in 2024. 2,390 total hours since 2017
◦ Perpetua team members spent over 1,200 hours serving the community and participating in wider industry events in 2024 and 16,889 total volunteer hours since 2015
• Openness and transparency are guiding principles for our team
◦ We hosted 28 site tours for our stakeholders in 2024
◦ We gave over 1,200 project presentations since 2015 and held 84 office hours opportunities over the last six years between 2019 and 2024
Board Practices,	• All directors stand for re-election annually on an individual basis
Governance, Shareholder	• 50%+1 Majority Voting Policy adopted in 2017, under which Directors not receiving more “for” than “withhold” votes must tender their resignation to the Board
Rights & Accountability	• Advance Notice Policy adopted in 2013 • Regular engagement with shareholders throughout the year
• Positions of Chair, Lead Director and CEO are separated, and each have formal position descriptions
• Audit and Corporate Governance & Nominating Committees, and the Compensation Committee are comprised entirely of independent directors; CEO sits on Technical Committee
◦ Each committee and the Board conducted regular in-camera meetings without non-independent Directors or management present
• Workforce Growth and Retention Policy updated in 2025
• ESG Policy updated in 2025

• Board and committees review mandates and assess their effectiveness annually
• Equity ownership policy requiring directors and executives to maintain certain levels of Common Share ownership
• Adopted an incentive-based compensation clawback policy in 2023
• Annual formal Risk Matrix review and presentation to the Board
Ethical Business Conduct
The Board views good corporate governance as an integral component to the success of the Company and crucial to meet the Company’s responsibilities to shareholders and other stakeholders. All Directors, officers and employees of the Company are expected to maintain and enhance the Company’s standing as a vigorous and ethical member of the business community.
The Company and its employees, personally and on behalf of the Company, are required to comply with the laws, policies and other regulations applicable to the Company and its business, respect the protection of internationally proclaimed human rights and recognize the responsibility to observe those rights.
Accordingly, the Board has adopted a Code of Conduct and Ethics Policy (the “Code”), which is posted on the Company’s website at www.perpetuaresources.com and filed under the Company’s profile at www.sedarplus.ca and www.sec.gov. We expect all of our employees, management and Directors to abide by the Code, and the Board has instructed its management and employees to abide by the Code and to bring any breaches of the Code to the attention of the Board.
It is ultimately the Board’s responsibility for monitoring compliance with the Code. The Board has delegated this responsibility to the Corporate Governance and Nominating Committee which, among other things, reviews the Code periodically. To date, no waivers of the Code have been granted nor has there been any material change report filed that pertains to any conduct of a Director or executive officer of the Company that constitutes a departure from the Code.
The Company has also established a whistleblower policy (the “Whistleblower Policy”) whereby the Board has delegated the responsibility of monitoring complaints regarding financial statement disclosures, accounting, internal controls, potential fraud, improper payments and activities or auditing matters to the Audit Committee. Monitoring of accounting, internal controls and auditing matters, as well as violations of the law, the Code and other Company policies or directives, occurs through the reporting of complaints and concerns through an anonymous whistleblower hotline, via email, or through a secure Internet reporting service in accordance with the Whistleblower Policy. For reports that are not reported anonymously, the Company will advise the reporting party that the reported activity has been addressed and, if possible, of the specific resolution. A copy of the Whistleblower Policy is available on the Company’s website at www.perpetuaresources.com.
Certain of the Company’s Directors serve or may agree to serve as directors or officers of other reporting companies or have significant shareholdings in other reporting companies and, to the extent that such other companies may participate in ventures in which the Company may participate, a Director may have a conflict of interest in negotiating and concluding terms respecting the extent of such participation. In the event that such a conflict of interest arises at a meeting of the Board, a Director who has such a conflict will abstain from voting for or against the approval of such participation or such terms and such Director will not participate in negotiating and concluding terms of any proposed transaction.
The Board also requires that Directors and executive officers who have an interest in a transaction or agreement with the Company to promptly disclose that interest at any meeting of the Board at which the transaction or agreement will be discussed and abstain from discussions and voting in respect to same if the interest is material or if required to do so by corporate or securities law.
Shareholder Engagement
We believe that effective corporate governance includes year-round engagement with our shareholders and other key stakeholders. In order to better engage with key stakeholders in our communities, Perpetua has created opportunities for formal discussion through the Stibnite Advisory Council and regularly hosted office hours and public discussions. We make ourselves available to meet regularly with our shareholders, including both large and small investors, to discuss business strategy, performance, compensation philosophy, corporate governance, and environmental and social topics. This outreach is complementary to the hundreds of touchpoints our Investor Relations team has with shareholders each year. We find it beneficial to have ongoing dialogue with our shareholders throughout the year on a full range of investor priorities (instead of engaging with shareholders only prior to our annual meeting on issues to be voted on in the proxy statement). Generally, shareholders who have questions or concerns regarding the Company should contact our Investor Relations Manager at (208) 901-3049 or info@perpetuacorp.us. Shareholders may also submit questions on our website at https://perpetuaresources.com/connect/. Any shareholder who wishes to raise questions regarding the business or affairs of the Company directly to the Board, or any individual director, may do so utilizing any of these channels and by clearly indicating the intended recipient(s). Upon receipt of any such communications, the correspondence will be directed to the appropriate person(s), including individual directors, as appropriate, provided that such communication addresses a legitimate business issue. Depending on the circumstance, the Chair of the Board or another independent director may engage in these conversations with shareholders as well. Our direct engagement with shareholders helps us better understand our shareholders’ priorities, perspectives, and issues of concern, while giving us an opportunity to elaborate on our many initiatives and practices and to address the extent to which various aspects of these matters are (or are not) significant given the scope and nature of our operations and our existing practices.
Board Meetings and Committees
The Board meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances require. During 2024, there were 6 meetings of the Board. All incumbent directors attended at least 66% of the aggregate of the meetings of the Board and committees on which they served occurring during 2024. Marcelo Kim and Chris Robison attended the 2024 Annual Meeting of Shareholders as Chair and Lead Independent Director, respectively.
The Board has established four standing committees: an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee, and a Technical Committee. Each of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee is comprised entirely of directors who meet the applicable independence requirements of the Nasdaq rules. The Committees keep the Board informed of their actions and provide assistance to the Board in fulfilling its oversight responsibility to shareholders. The functions performed by these Committees, which are set forth in more detail in their charters, which are available on our website at www.perpetuaresources.com, are summarized below.
Audit Committee
During 2024, there were 4 meetings of the Audit Committee. The primary function of the Audit Committee is to assist the Directors in fulfilling its oversight responsibilities with respect to the Company’s accounting and financial reporting processes and the integrity, quality and transparency of the Company’s financial statements; the performance of the Company’s internal accounting controls, disclosure controls and procedures and internal control over financial reporting; the Company’s compliance with legal and regulatory requirements which relate to financial reporting; and the appointment (subject to shareholder ratification) of the Company’s external auditor and approval of its compensation as well as responsibility for its independence, qualifications and performance of all audit and audit related work. The Audit Committee is comprised entirely of non-executive, independent directors (within the meaning of sections 1.4 and 1.5 of National Instrument 52-110, Audit Committees, the NASDAQ listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended). Directors and each member of the Audit Committee meet the requirement of financial literacy as prescribed by the appropriate regulatory bodies. Specifically, at least one member of the Audit Committee, Bob Dean, is an “audit committee financial expert,” as defined by Securities and Exchange Commission (“SEC”) rules and meets the NASDAQ requirement for finance, accounting or comparable experience or background. Members of the Audit Committee may not serve on more than three public company audit committees simultaneously unless the Board determines that such simultaneous service would not impair the member’s ability to serve effectively on the Audit Committee. As part of its reporting responsibilities, the Audit Committee is required to prepare the Committee report required by SEC proxy rules to be included in the Company’s annual proxy statement.
Compensation Committee
During 2024, there were 5 meetings of the Compensation Committee. The Compensation Committee, under the supervision of the Board, has overall responsibility for monitoring trends in compensation philosophy and practices, making recommendations regarding appropriate levels and types of executive compensation that are competitive and motivating in order to attract, hold and inspire the Chief Executive Officer, Chief Financial Officer other senior officers and other key employees, and for reviewing trends in compensation philosophy and practices for independent Directors and making recommendations in that regard. The Compensation Committee is also responsible for the following: (i) to review Perpetua’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, to review and discuss at least annually the relationship between risk management policies and practices and compensation, and to evaluate compensation policies and practices that could mitigate any such risk; and (ii) to oversee Perpetua’s compliance with applicable Canadian and U.S. securities laws and the rules of each stock exchange on which Perpetua’s securities are listed regarding shareholder approval of certain executive compensation matters, including advisory votes on executive compensation and the frequency of such votes, and the requirement that, with limited exceptions, shareholders approve equity compensation plans. The Compensation Committee charter provides that the Compensation Committee may engage compensation consultants, independent legal counsel and other advisors and will review and annually recommend to the Board the annual salary, bonus and other benefits, direct and indirect, of the Chief Executive Officer and the compensation for all other executive officers of the Company. This authority cannot be delegated. The Compensation Committee must consist of at least four members of the Board, each of whom must be “independent” within the meaning of all applicable Canadian and U.S. securities laws and the rules of each stock exchange on which Perpetua’s securities are listed.
Corporate Governance and Nominating Committee
During 2024, there were 4 meetings of the Corporate Governance and Nominating Committee. The primary function of the Corporate Governance and Nominating Committee is to assist the Board by establishing and leading the process for identifying, recruiting, and recommending candidates for nomination, appointment, election and re-election to the Board; assessing Board performance; and determining appropriate orientation and education programs for new Board members. The Corporate Governance and Nominating Committee must consist of at least four members of the Board all of whom must be non-management directors, and “independent” within the meaning of all applicable U.S. and Canadian securities laws and the rules of each stock exchange on which Perpetua’s securities are listed (except if and to the extent that such regulations permit otherwise). Nominees recommended by shareholders will be evaluated in the same manner as those nominees recommended by the Corporate Governance and Nominating Committee so long as the shareholders comply with the notice procedures summarized in “Proposals of Shareholders” below.
Technical Committee
During 2024, there were 5 meetings of the Technical Committee. The Technical Committee must consist of at least three members of the Board, a majority of whom will be “independent” within the meaning of all applicable U.S. and Canadian securities laws and the rules of each stock exchange on which Perpetua’s securities are listed.
The Technical Committee reviews environmental, occupational health, safety and sustainable development reports of the Company; oversees the Company’s environmental and safety performance; the technical activities of the Company including permitting, studies, projects, operations and exploration; and monitors and reviews current and future regulatory issues relating to the environment, health, safety and sustainable development (including other sustainability matters such as those relating to the environment, permitting and Indigenous relations) and making recommendations on significant matters, where appropriate, to the Board.
Perpetua is committed to take into consideration the environment, health, safety and welfare of the communities in which it has operations, development and exploration activities and to strive to be legally compliant, and economically, environmentally, socially and ethically responsible. The Technical Committee, under the supervision of the Board, has overall responsibility for overseeing the development and implementation of policies and procedures for ensuring a safe and healthy work environment.
The Technical Committee also (i) oversees the establishment and implementation of the Company’s strategies, policies and programs with respect to the Stibnite Gold Project and exploration; (ii) oversees the establishment and implementation of the Company’s strategies, policies and programs with respect to sustainability matters; and (iii) reviews proposed operational and sustainability objectives for inclusion in the Company’s incentive compensation programs, making recommendations to the Compensation Committee on such corporate objectives and monitoring performance against such objectives throughout the year.

Ad Hoc Special Committees
The Board does not have any other standing committees. From time to time, ad hoc special committees (a “Special Committee”) of the Board may be appointed for various purposes. The primary function of a Special Committee is to efficiently consider and make recommendations to the full Board in respect of any potential future transaction involving a financing, business combination, acquisition or sale initiated by a third party in respect of the Company or its business and assets. A Special Committee is responsible for reviewing key aspects of any such transaction and making recommendations to the full Board with respect thereto, and was established as a separate special committee of the Board in order to ensure that relevant facts, issues and associated transactions are reviewed and approved by Directors who are not subject to conflicts of interest and, as such, can consider transactions with the best interests of the Company and its shareholders in mind.
Participation of Directors in Board Meetings
During the financial year ended December 31, 2024, a total of 24 Board and standing committee meetings (including meetings of independent directors only) were held. The attendance record of each director, in their capacity as a director, for Board and standing committee meetings held in 2024 was as follows:
Director	Board Meetings Attended	Audit Committee Meetings Attended	Compensation Committee Meetings Attended	Corporate Governance and Nominating Committee Meetings Attended	Technical Committee Meetings Attended	Total Number of meetings attended	Attendance Record
Marcelo Kim	6 of 6 100%	n/a	n/a	4 of 4 100%	4 of 5 75%	14	93%
Andrew Cole	6 of 6 100%	n/a	5 of 5 100%	n/a	5 of 5 100%	16	100%
Robert Dean	6 of 6 100%	4 of 4 100%	n/a	4 of 4 100%	n/a	14	100%
Laura Dove	6 of 6 100%	4 of 4 100%	n/a	4 of 4 100%	n/a	14	100%
Richie Haddock	6 of 6 100%	n/a	n/a	4 of 4 100%	4 of 5 100%	14	93%
Jeffrey Malmen	6 of 6 100%	4 of 4 100%	5 of 5 100%	n/a	n/a	15	100%
Christopher J. Robison	6 of 6 100%	n/a	5 of 5 100%	3 of 4 75%	5 of 5 100%	19	95%
Alexander Sternhell	4 of 6 67%	4 of 4 100%	5 of 5 100%	n/a	n/a	13	87%
Jonathan Cherry	5 of 5 100%	n/a	n/a	n/a	4 of 4 100%	9	100%
Jessica Largent	5 of 5 100%	n/a	n/a	n/a	4 of 4 100%	9	100%
Director Nominations
The Corporate Governance and Nominating Committee is responsible for identifying potential Board candidates. The Corporate Governance and Nominating Committee is composed entirely of non-executive, independent Directors. The Corporate Governance and Nominating Committee reviews the competencies and skills that the Company’s Board, as a whole, possesses; assesses potential Board candidates relative to perceived needs on the Board for required skills, expertise, independence and other factors; and recommends candidates for nomination, appointment, election and re-election to the Board. Members of the full Board and representatives of the mining industry are consulted for possible candidates.
The Company is committed to ensuring its Board is comprised of individuals with a variety of experiences and backgrounds relevant to mining, as well as at the senior level of management. (See “Board Member Evaluation and Selection” above for further information.) The Board ensures, in the process of ongoing Board renewal and the continuing search for individuals with a wide array of talents and competencies, that new appointments advance that commitment in a timely fashion.
Further to the above commitment, the Board will seek out candidates with common attributes such as integrity, intelligence, sound business judgement, independence of mind and the ability to learn and understand all aspects of the company’s business. Recruits to the Board will also be highly qualified in their respective areas of expertise and possess a mix of skill and experience that, collectively, will allow the Board to function at a high level and add value to the enterprise.
The Board has adopted a written charter that sets forth the responsibilities, powers and operations of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee is responsible for annually assessing Board performance, assessing the contribution of the Board, committees and all Directors annually, and planning for the succession of the Board.
The Corporate Governance and Nominating Committee considers shareholder nominees using these same criteria. Shareholders who wish to present a potential nominee to the Corporate Governance and Nominating Committee for consideration for election at a future annual meeting of shareholders must provide the Corporate Governance and Nominating Committee with notice of the recommendation and certain information regarding the candidate as described in our current Articles and within the time periods set forth under the caption “Proposals of Shareholders.”
Compensation of Directors
Under the Company’s policies with regard to Director compensation, the Company’s executive Directors do not receive fees for Board service. Jonathan Cherry and Jessica Largent are the only executive Directors. They did not receive any fees for Board service in 2024. Laurel Sayer was the only executive Director prior to the appointments of Mr. Cherry and Ms. Largent and did not receive any fees for Board service in 2024. In addition, Mr. Kim, as a nominee of Paulson during 2024, elected to receive no Directors’ fees or equity awards in 2024. Mr. Cole, who was designated as a Paulson nominee in January 2024, is not an employee of Paulson and, therefore was entitled to receive Director fees as an independent non-executive Director in 2024. Generally, the compensation for non-executive Directors included the following payments for fiscal year 2024:
(i)   a $22,080 annual cash retainer;
(ii)   a $9,200 annual cash retainer for the Lead Director;
(iii)   a $11,500 annual cash retainer for the Chair of the Audit Committee;
(iv)   a $4,025 annual cash retainer for the Chair of the Technical Committee;
(v)   a $4,025 annual cash retainer for the Chair of the Compensation Committee;
(vi)   a $2,875 annual cash retainer for each member (excluding the Chair) of the Audit Committee, Corporate Governance and Nominating Committee, Compensation Committee, and Technical Committee; and
(vii)   a discretionary grant of 7,731 deferred share units (“DSUs”) to each of our non-executive Directors other than Mr. Kim.
For fiscal year 2024 through present, the Chair of each Committee was as follows:
(i)   Mr. Dean serves as the Chair of the Audit Committee and received an annual cash retainer for his service in this position for 2024;
(ii)   Mr. Robison serves as the Chair of the Compensation Committee and received an annual cash retainer for his service in this position for 2024;
(iii)   Mr. Kim serves as the Chair of the Corporate Governance and Nominating Committee and did not receive an annual cash retainer for his service in this position for 2024; and
(iv)   Mr. Robison serves as the Chair of the Technical Committee and received an annual cash retainer for his service in this position for 2024.

Payments for Board and committee service are made quarterly to the Directors. In 2022, we established share ownership guidelines which require Directors to receive their annual retainers in the form of DSUs until they reach the minimum holding requirement under such guidelines, as discussed in further detail below. As of December 31, 2024, all of the Directors who served in 2024 had reached the minimum holding requirements. Regardless of the requirement under the share ownership guidelines, each of the Directors has affirmatively elected to receive their payments for Board and committee service in 2024 in the form of DSUs. The Company also reimburses Directors for all reasonable out-of-pocket costs incurred by them in connection with their services to the Company. The table below sets out the amounts, before any withholdings, that each non-executive Director earned in fees and all other amounts of compensation during the year ended December 31, 2024 for his or her services as a Director:
2024 DIRECTOR COMPENSATION
Name (a)	Fees Earned or Paid in Cash(1) ($) (b)	Stock Awards ($)(3) (c)	Option Awards ($)(4) (d)	Total ($) (h)
Jonathan Cherry	n/a	n/a	n/a	n/a
Jessica Largent	n/a	n/a	n/a	n/a
Marcelo Kim(2)	n/a	n/a	n/a	n/a
Andrew Cole	$27,830	$42,597	n/a	$70,427
Robert Dean	$36,455	$27,600	n/a	$64,055
Laura Dove	$27,830	$27,600	n/a	$55,430
Richie Haddock	$27,830	$27,600	n/a	$55,430
Jeffrey Malmen	$27,830	$27,600	n/a	$55,430
Christopher J. Robison	$42,205	$27,600	n/a	$69,805
Alexander Sternhell	$27,830	$27,600	n/a	$55,430
Laurel Sayer(2)	n/a	n/a	n/a	n/a

(1)
Reflects annual cash retainers and any committee chair or member retainers earned for 2024, including any such retainers which were paid in the form of DSUs in lieu of cash consistent with the Director’s election. Messrs. Cole, Dean, Haddock, Malmen, Robison, Sternhell and Ms. Dove elected to receive their annual cash retainer and/or committee fees for 2024 in the form of DSUs consisting of the following number of shares: 4,406, 5,770, 4,406, 6,681, 4,406, and 4,406, respectively. The DSUs granted to our Directors in 2024 are 100% vested on the date of grant, but do not become payable until the Director’s separation from service.

(2)
Ms. Sayer, Ms. Largent and Messrs. Kim and Cherry did not receive any cash or equity compensation for services on our Board. For a description of Ms. Sayer’s and Mr. Cherry’s compensation with respect to their services to us as our Chief Executive Officers during 2024 and Ms. Largent’s compensation with respect to her service to us as our Chief Financial Officer, see the Summary Compensation Table below.

(3)
The amounts in these columns reflect the grant date fair value of long-term incentive plan grants of DSUs (which were not awarded to our Directors in lieu of cash retainer and committee fees) as follows: with (a) respect to Messrs. Dean, Haddock, Malmen, Robison, Sternhell, and Ms. Dove, a one-time award of 9,139 DSUs in recognition of their contributions toward the long-term goals and successes of the Company and (b) with respect to Mr. Cole in the amount of 4,731 DSUs, as a one-time grant upon his appointment to the Board. The number of Common Shares granted to each non-employee director with respect to these equity compensation awards was determined by dividing $27,600 (or $14,997 for Mr. Cole’s initial grant) by the closing price of our common shares on the date immediately preceding the date these awards were approved. These DSUs were 100% vested on the date of grant, but do not become payable until the Director’s separation from service. A description of the Company’s Omnibus Equity Incentive Plan, pursuant to which the DSUs grants to our Directors were made, is included in the Executive Compensation section below.

(4)
No options were granted to any of the Directors in 2024. However, as of December 31, 2024, the Directors held the following outstanding and unexercised options that were granted in 2021: Messrs. Dean (29,500), Malmen (29,500), Robison (29,500), Sternhell (29,500).

Non-Employee Director Share Ownership and Retention Guidelines
Our non-employee directors are subject to share ownership guidelines, which require our non-employee directors to hold shares of Common Shares with a value equal to three times the amount of their annual cash retainer, which includes any additional cash compensation paid for chairpersonships, serving as lead independent director or service on committees, paid to such directors. Our non-employee directors are required to achieve compliance with this share ownership guideline within five years following the later of the date the guidelines became effective in 2022 or the date that the director was appointed to the Board. Holdings that count towards satisfaction of this guideline, and the valuation measures used to determine such satisfaction, are the same that apply to our Named Executive Officers, as described in the narrative to the Summary Compensation Table below, but also including DSUs (whether vested or unvested) granted to Directors.
ITEM 2
RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS

Under the rules and regulations of the SEC and Nasdaq, the Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent auditors. In addition, the Audit Committee considers the independence of our independent auditors and participates in the selection of the independent auditor’s lead engagement partner. The Audit Committee of our Board has recommended that PricewaterhouseCoopers LLP (“PwC”) be appointed as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and that the remuneration of PwC for such year be fixed by our directors.
At the Annual Meeting, or any adjournment or postponement thereof, shareholders will be asked to ratify the appointment of PwC to serve as our independent registered public accounting firm until the next annual meeting of shareholders at a remuneration to be fixed by the Board. PwC has been our independent registered public accounting firm since 2021. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the ratification of the appointment of PwC as the auditor of the Company for the ensuing year at a remuneration to be fixed by the Directors.
The Board of Directors recommends a vote “FOR” ratification of the appointment of PwC as our independent auditors for the fiscal year ending December 31, 2025.

AUDITORS
Representatives of PwC are expected to participate in the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions from shareholders.
Fee Information
Fees were paid in U.S. dollars to PwC for the years ended December 31, 2024 and 2023. The table below discloses the fees for professional services provided by PwC in each of the last two fiscal years.
	2024	2023
Audit Fees(1)	$676,300	$601,810
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	$2,000	$2,000
Total	$678,300	$603,810

(1)
Audit fees include the aggregate fees for the audit of, as applicable, our annual consolidated financial statements and the reviews of each of the quarterly consolidated financial statements to be included in our Forms 10-Q. The audit fees billed in 2024 included comfort letter services for the Company’s registered offering of Common Shares and at-the-market equity offering program, and services related to a required government audit connected to the Department of Defense funding.

(2)
Audit-related fees include accounting advisory services related to the accounting treatment of transactions or events, including acquisitions, and to the adoption of new accounting standards, as well as additional procedures related to accounting records performed to comply with regulatory reporting requirements and to provide certain attest reports.

(3)
Tax fees include tax compliance services and assistance with federal and provincial tax-related matters for certain international entities.

(4)
All other fees were for accounting disclosure checklist and GAAP research software licenses.

Pre-Approval Policies and Procedures
All, or one hundred percent, of the fees described above were approved by the Audit Committee. The Audit Committee is responsible for overseeing the audit fee negotiations associated with the retention of PwC to perform the audit of our annual consolidated financial statements. The Audit Committee has adopted a pre-approval policy under which the Audit Committee approves in advance all audit and non-audit services to be performed by our independent auditors. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence. In accordance with the pre-approval policy, the Audit Committee has pre-approved certain specified audit and non-audit services to be provided by PwC if they are initiated within 18 months after the date of the pre-approval (or within such other period from the date of pre-approval as may be provided). If there are any additional services to be provided, a request for pre-approval must be submitted by management to the Audit Committee for its consideration under the policy. Finally, in accordance with the pre-approval policy, the Audit Committee has delegated pre-approval authority to each of its members. Any member who exercises this authority must report any pre-approval decisions to the Audit Committee at its next meeting.
Audit Committee Report
The Audit Committee is composed solely of independent directors meeting the applicable requirements of the Nasdaq rules. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements, and for the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Company’s independent auditors are engaged to audit and report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States.
In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the year ended December 31, 2024 (the “Audited Financial Statements”), management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the independent auditors’ evaluation of the Company’s system of internal control over financial reporting. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent auditors, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.
Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the Securities and Exchange Commission.
The Audit Committee
Robert Dean
Laura Dove
Jeffrey Malmen
Alexander Sternhell

BENEFICIAL OWNERSHIP OF SHARES
The following table sets forth certain information regarding the beneficial ownership of our Common Shares as of March 21, 2025 (except as otherwise indicated) by (i) each person or entity known by us to beneficially own more than 5% of our Common Shares, (ii) each director, (iii) each executive officer for whom compensation information is given in the Summary Compensation Table in this Proxy Statement, and (iv) all directors and executive officers as a group. Except as otherwise indicated, and subject to any interests of the reporting person’s spouse, we believe that the beneficial owners of Common Shares listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares. As of March 21, 2025, we had 71,262,344 Common Shares outstanding.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Named Executive Officers
Jonathan Cherry(1)	1,160	*
Jessica Largent(1)(2)	222,544	*
Michael Wright(1)	20,695	*
Laurel Sayer(3)	293,123	*
Non-Executive Directors
Marcelo Kim	—	*
Andrew Cole(4)	31,031	*
Robert Dean(5)	101,458	*
Laura Dove(6)	50,660	*
Richie Haddock(7)	31,038	*
Jeffrey Malmen(8)	83,848	*
Christopher J. Robison(9)	166,068	*
Alexander Sternhell(10)	83,160	*
All directors and executive officers as a group (13 persons)(11)(1)	1,058,833	1.5%
Greater than 5% Holders
Paulson & Co. Inc.(12)	24,771,542	34.8%

*
Less than 1%.

(1)
Excludes RSUs granted to our executive officers, which will not vest within 60 days of the Record Date.

(2)
Represents 182,544 Common Shares, 10,000 Options that became exercisable on March 15, 2021, 10,000 Options that became exercisable on March 15, 2022, 10,000 Options that became exercisable on March 15, 2023, and 10,000 Options that became exercisable on March 15, 2024.

(3)
Ms. Sayer resigned as President and Chief Executive Officer of the Company effective March 14, 2024 and currently serves as Senior Advisor to the Chief Executive Officer. Represents 167,127 Common Shares owned by Ms. Sayer, 37,022 RSUs and 68,974 PSUs that will vest within 60 days of the Record Date, and 40,000 Options that became exercisable on January 20, 2021 and expire on January 20, 2026.

(4)
Represents 9,450 Common Shares and 21,581 DSUs which are fully vested and will be settled following Mr. Cole’s separation from service.

(5)
Represents 10,000 Common Shares, 7,375 Options that became exercisable on January 20, 2021, 7,375 Options that became exercisable on January 20, 2022, 7,375 Options that became exercisable on January 20, 2023, 7,375 Options that became exercisable on January 20, 2024 and 61,958 DSUs which are fully vested and will be settled following Mr. Dean’s separation from service.

(6)
Represents 50,660 DSUs which are fully vested and will be settled following Ms. Dove’s separation from service.

(7)
Represents 5,780 Common Shares and 25,258 DSUs which are fully vested and will be settled following Mr. Haddock’s separation from service.

(8)
Represents 7,375 Options that became exercisable on January 20, 2021, 7,375 Options that became exercisable on January 20, 2022, 7,375 Options that became exercisable on January 20, 2023, 7,375 Options that became exercisable on January 20, 2024 and 54,348 DSUs which are fully vested and will be settled following Mr. Malmen’s separation from service.

(9)
Represents 70,000 Common Shares held by the Christopher & Mary Robison Revocable Trust DTD 6/23/05, a Colorado revocable trust, for which Mr. Robison and his spouse are trustees and beneficiaries, and for which Mr. Robison possesses voting, revocation and investment powers, 7,375 Options that became exercisable on January 20, 2021, 7,375 Options that became exercisable on January 20, 2022, 7,375 Options that became exercisable on January 20, 2023, 7,375 Options that became exercisable on January 20, 2024 and 66,568 DSUs which are fully vested and will be settled following Mr. Robison’s separation from service.

(10)
Represents 7,375 Options that became exercisable on January 20, 2021, 7,375 Options that became exercisable on January 20, 2022, 7,375 Options that became exercisable on January 20, 2023, 7,375 Options that became exercisable on January 20, 2024 and 53,660 DSUs which are fully vested and will be settled following Mr. Sternhell’s separation from service.

(11)
The amounts disclosed represent Common Shares beneficially owned by current directors and executive officers of the Company. In addition to the amounts disclosed with respect to the other current directors and executive officers of the Company, includes 60,000 exercisable Options and 207,171 Common Shares owned by two executive officers.

(12)
Based on information contained in a Form 3 filed with the SEC on January 3, 2022. Paulson & Co. Inc. (“Paulson”) is an affiliate of PFR Gold Holdings, LP (“PFR Holdings”), Paulson Partners L.P. (“Paulson Partners”), PFR Gold Fund, L.P. (“PFR Fund” and, together with Paulson Partners and PFR Holdings, the “Funds”) and Paulson Advisers III LLC (“Paulson Advisers”). PFR Holdings is the record holder of 20,929,280 shares of Common Shares. Paulson Partners is the record holder of 2,875,810 shares of Common Shares. PFR Fund is the record holder of 966,452 shares of Common Shares. Paulson Advisers furnishes investment advice to and manages PFR Holdings and PFR Fund, and in its role as general partner, Paulson Advisers possesses voting and investment power over the securities that are owned by PFR Holdings and PFR Fund, totaling 21,895,732 shares of Common Shares. Based on information contained in a Form 13F filed with the SEC on February 14, 2025, the aggregate holdings of Paulson and its affiliates is 24,771,542. The principal business address of each of Paulson, the Funds and Paulson Advisors is 1133 Avenue of the Americas, 33rd Floor, New York, New York 10036.

EXECUTIVE OFFICERS
Our current executive officers and their respective ages and positions as of the Record Date are set forth in the following table. Biographical information regarding each executive officer (other than Mr. Cherry and Ms. Largent) is set forth in the following the table. Biographical information for Mr. Cherry and Ms. Largent is set forth above under “Item 1 — Election of Directors.”
Name	Age	Principal Position
Jonathan Cherry	55	President and Chief Executive Officer
Jessica Largent	41	Chief Financial Officer
Alan D. Haslam	58	Vice President — Permitting
Mckinsey M. Lyon	44	Vice President — External Affairs
Michael Wright	46	Vice President — Projects
Alan D. Haslam joined Perpetua (previously Midas Gold Corp.) in January 2017 as Director of Permitting for the Stibnite Gold Project and was promoted to Vice President, Permitting of PRII in February 2019. Prior to joining Perpetua, Mr. Haslam was Director of Mining for Agrium, a phosphate and potash mining/fertilizer company, from 2006 through 2016. In this role, Mr. Haslam served in various functions in both the U.S. and Canada, including managing exploration programs, development of life of mine plans, permitting of multiple mines through National and Environmental Policy Act and state processes, development of new mines and mine expansions, managing mine operations, reclamation and remediation of historic mine sites. During his 35-plus year career in mining, Mr. Haslam has worked very closely on Federal National and Environmental Policy Act and state permitting with several agencies including the Bureau of Land Management, the United States Forest Service (“USFS”), the United States Environmental Protection Agency (the “EPA”), the United States Fish and Wildlife Service, the National Marine Fisheries Services, the United States Army Corps of Engineers, the Idaho Department of Lands, the Idaho Department of Environmental Quality, and Idaho Fish and Game. Mr. Haslam received a Bachelor of Science Degree in Geology from Idaho State University. He is an active member of the Society for Mining, Metallurgy and Exploration and the American Exploration and Mining Association.
Mckinsey M. Lyon joined Perpetua in 2017 as Vice President of External Affairs of PRII after consulting for the Company for six years. Ms. Lyon leads the direct advocacy and social license development for the Stibnite Gold Project at Perpetua. She has experience navigating complicated public policy issues and managing complex issues in the public arena, leading public affairs practices with a unique interdisciplinary fluency in government relations, social license development, stakeholder engagement, messaging, and media communications. Prior to joining Perpetua, Ms. Lyon served as a partner at Gallatin Public Affairs, a lobbying firm and public relations company, where she helped clients achieve business goals by integrating strategies across multiple platforms.
Michael Wright joined Perpetua in August 2023 as Vice President of Projects. Mr. Wright has over 20 years of experience working with multi-national, multi-discipline diverse workforces across Europe, Africa, Central Asia, South America, North America, the Middle East and Russia. Prior to joining the Company, Mr. Wright served as a Project Director of Teck Resources Limited, a Canadian mining company, from April 2023 until August 2023. From 2020 until 2022, Mr. Wright worked for Ma’aden Gold and Base Metals Company, a state-owned mining company, and served as Project Manager and Project Director for the largest gold mine in Saudi Arabia. He served as a Program and Study Manager at Newmont, a Colorado-based gold mining company, from 2017 until 2020, where Mr. Wright successfully commissioned the carbon pre-flotation circuit and pyrite leach circuit while working on a processing plant expansion project at Newmont’s Peñasquito mine in Mexico. Mr. Wright holds a Bachelor of Science in Political Science and History from the University of Idaho and a Master of Science in Construction Management from the University of Washington.

EXECUTIVE COMPENSATION
As detailed above, we have opted to comply with the scaled-down executive compensation disclosure rules applicable to smaller reporting companies and emerging growth companies. As a result, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year-End Table, as well as limited narrative disclosures. Further, our reporting obligations generally extend only to the individuals who served as our Chief Executive Officer, our next two most highly compensated executive officers who were serving at the end of the fiscal year ended December 31, 2024, and up to two additional individuals each of whom would have been one of our two most highly compensated executive officers but for the fact that the individual was not serving as an executive officer at the end of the fiscal year ended December 31, 2023 (such individuals, our “named executive officers” or “NEOs”). In accordance with the foregoing, the individuals listed below are our NEOs for the fiscal year ended December 31, 2024:
Name	Principal Position
Jonathan Cherry	President and Chief Executive Officer*
Jessica Largent	Chief Financial Officer
Michael Wright	Vice President, Projects
Laurel Sayer	Former President and Chief Executive Officer and Current Senior Advisor to the CEO*
The disclosure in this “Executive Compensation” section pertains to the compensation earned or paid to our NEOs for the fiscal year ended December 31, 2024.
2024 Summary Compensation Table
The following table provides information regarding the compensation earned by our named executive officers during the fiscal years ended December 31, 2024 and December 31, 2023.
SUMMARY COMPENSATION TABLE
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Stock Awards ($)(1) (d)	Option Awards ($) (e)	Non-Equity Incentive Plan Compensation ($)(2) (f)	All Other Compensation ($)(3) (g)	Total ($) (h)
Jonathan Cherry Chief Executive Officer	2024	339,678	395,000	n/a	240,411	8,500	983,589
Jessica Largent Chief Financial Officer	2024	253,650	414,778	n/a	138,391	12,427	819,246
	2023	248,675	446,385	n/a	114,042	13,060	822,162
Michael Wright Vice President, Projects	2024	304,500	497,930	n/a	115,229	13,628	931,287
Laurel Sayer Former President and Chief Executive Officer	2024	244,485	648,853	n/a	139,416	9,779	1,042,534
	2023	283,607	553,933	n/a	158,966	11,388	1,007,894

(1)
The amounts in this column reflect the aggregate grant date fair values of RSUs and PSUs granted to the NEOs in 2024, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 and granted pursuant to the Perpetua Resources Corp. Omnibus Equity Incentive Plan. The grant date fair value of PSUs is based on the probable outcome of the performance conditions as of the date of grant, which was target. If the maximum amount, rather than the probable amount, were reported in the table with respect to the PSUs, the value associated with the PSUs would be as follows for each NEO: Mr. Cherry, $790,000, Ms. Sayer, $868,540, Ms. Largent, $517,180, and Mr. Wright, $620,860. All RSUs granted in 2024 vest ratably in three equal annual installments following the grant date. All PSUs granted in 2024 consist of market-based PSUs where vesting is based on the Company’s performance over a three-year performance period, except for 100,000 PSUs granted to Mr. Cherry upon hire, and 20,000 PSUs granted to Ms. Sayer in March 2024. See “Note 6 — Equity” to the consolidated financial statements in our 2024 Annual Report on Form 10-K filed with the SEC on March 19, 2025 for additional details regarding assumptions underlying the value of these awards.

(2)
The amounts reflected in this column include amounts awarded to the NEOs pursuant to our Short Term Incentive Plan, as discussed in more detail below under “Narrative Disclosure to Summary Compensation Table — Short Term Incentive Program.”

(3)
The amounts reflected in this column include Company contributions made to each named executive officer’s accounts pursuant to the Company’s 401(k) plan.

Narrative Disclosure to Summary Compensation Table
We entered into employment agreements with Mr. Cherry, Ms. Sayer, Ms. Largent, and Mr. Wright effective as of March 14, 2024, September 19, 2016, February 8, 2021, and August 14, 2023, respectively. Effective as of April 1, 2022, Ms. Largent’s employment agreement was amended based on her appointment as Chief Financial Officer. Each such employment agreement provides for compensation in the form of salary, annual incentive bonus pursuant to our short-term incentive program, and equity awards pursuant to our long-term incentive program, as well as for payments and benefits in the event of certain terminations of the respective NEO’s employment with the Company.
Resignation of Chief Executive Officer
On March 13, 2024, Ms. Sayer tendered her notice of resignation to the Board, notifying the Company of her resignation as President and Chief Executive Officer of the Company and as a member of the Board, effective March 14, 2024, and retirement from the Company on April 1, 2025 (the “Retirement Date”). Ms. Sayer will serve as Senior Advisor to the Chief Executive Officer effective March 14, 2024, until the Retirement Date.
In connection with her resignation, Ms. Sayer entered into an amendment to the terms of her employment agreement, with the following amendments to be effective as of July 1, 2024: (i) a base salary of $200,000, (ii) a revision to the target percentage for Ms. Sayer’s annual incentive award pursuant to the Company’s short-term incentive program to 35% of Ms. Sayer’s annual salary, and (iii) a target equity-based award percentage equal in value to 125% of Ms. Sayer’s base salary.
All of Ms. Sayer’s currently outstanding equity awards will continue to vest according to their original vesting schedule until the Retirement Date. Any equity awards awarded to Ms. Sayer after April 1, 2024, will be prorated in accordance with the terms of the Company’s Omnibus Equity Incentive Plan on the Retirement Date. Upon the Retirement Date, a portion of any outstanding awards held by Ms. Sayer pursuant to the Company’s Omnibus Equity Incentive Plan shall immediately vest, such portion to be equal to the number of unvested awards held by Ms. Sayer as of the Retirement Date, multiplied by a fraction, the numerator of which is the number of days between the date of grant and the termination date and the denominator of which is the number of days between the date of grant and the date any unvested awards were originally scheduled to vest, and for performance-based awards, such portion will be determined based on the target number of the award as reflected in the respective award agreement.
Base Salary
The Company compensates NEOs through a base salary that is generally in line with the median of the Company’s benchmark group, determined by screening and selecting publicly-traded companies in the same general industry (exploration and development companies) and on the basis of comparable size of operations and market capitalization, but the Board has the discretion to pay above this level to attract and retain key executives in achieving the Company’s strategic goals, and in order to address certain exceptions, such as where there are persons in dual-role positions. An annual performance review is undertaken with all employees focusing on their performance against their job description and whether any changes to base salary is required based on changes in role or responsibility. Pursuant to their employment agreements and our annual review process, as well as increases in connection with any promotions to new positions, Mr. Cherry, Ms. Sayer, Ms. Largent, and Mr. Wright were entitled to, effective April 1, 2024, an annual base salary in 2024 of $425,000, $291,832, $254,898 and $306,000, respectively.
401(k) Plan
The Company offers an investment (401k) plan to our U.S.-based employees, including our Named Executive Officers. This plan provides eligible employees an opportunity to save for retirement on both a pre-tax and after-tax basis up to 100% of their eligible pay subject to annual IRS limits. The Company provides eligible employees with a matching contribution equal to 100% of the employee’s contribution for the first 4% of the employee’s total compensation (base salary plus annual incentive award).
Severance Upon Qualifying Terminations of Employment
Upon a qualifying termination of employment, each of our NEOs is entitled to certain severance payments and/or benefits pursuant to his or her employment agreement. For a more detailed discussion of these severance terms, see “Potential Payments upon Termination or Change in Control” below.
Short-Term Incentive Program
The Company incentivizes employees on an annual basis through a Short-Term Incentive Program (“STIP”), which is also referred to as the Annual Incentive Plan under the NEOs’ employment agreements. The STIP is performance-based and considers the Company’s performance as a whole, as well as the individual’s performance.
A target percentage is determined at the commencement of employment and reviewed on an annual basis through the annual performance review process.
The potential target short-term incentive percentages with regard to the NEOs for 2024 were as follows:
Position	STIP as % of Annual Salary	Corporate Objectives	Individual Objectives
President & CEO	65%	100%	0%
Former President & CEO*	35%	80%	20%
Chief Financial Officer	50%	80%	20%
Vice President, Projects	35%	80%	20%

*
Effective April 1, 2024. For the period January 1, 2024 through March 31, 2024, Ms. Sayer’s target short-term incentive percentages were those set forth for the President & CEO.

Company’s Performance
On an annual basis, the Board approves a set of corporate objectives that are communicated to all employees, with measurable targets and a percentage allocation to each objective. Each such objective is allocated a percentage of the overall measure of corporate performance. At the commencement of 2024, the Company approved seven corporate objectives. In general, the objectives for 2024 can be summarized as follows:
1.
Progress the regulatory approval and permitting of the Stibnite Gold Project ModPRO2.

•
Support the USFS in development and delivery of a defensible Final Environmental Impact Statement (“FEIS”) and issuance of a Final Record of Decision.

•
Progress key ancillary permits and submit applications in a timely manner.

•
Respond to requests for additional information expeditiously to assist with timely preparation of a FEIS and support objection period.

2.
Complete Administrative Settlement Agreement and Order on Consent (“ASAOC”) Phase 1 within approved budget.

3.
Advance project construction readiness.

•
Prime contract strategy and execution.

•
Attract and recruit owners team.

•
Complete preconstruction planning.

•
Advance studies and engineering.

4.
Deliver objectives within Department of Defense grant programs for antimony trisulfide.

•
Advance DOD Ordnance Technology Consortium application and technical scope.

5.
Maintain / increase support among all stakeholders by communicating Stibnite Gold Project value proposition to ensure Perpetua has a strong social license and investor support.

•
Develop advocates within non-permitting agencies and other stakeholders by building project awareness.

•
Maintain and illustrate social license.

•
Maintain favorable reputation among shareholders while targeting a broader investor group.

6.
Promote a strong safety, sustainability and environmental culture.

•
Complete field work while maintaining zero lost time incident rate and reportable spills.

•
Ensure compliance of occupation, safety and health policies and Occupational Safety and Health Administration and environmental regulations through regular training.

•
Publish Annual Sustainability Report clearly communicating Perpetua’s culture and values.

7.
Manage financial position effectively and efficiently.

•
Ensure treasury position sufficiently funds the Company through permitting.

The Company’s actual performance is assessed by the Board and a percentage may be approved for allocation to the Company’s component of annual bonuses. The Board then factors the estimated performance for each objective achieved in accordance with the following scale in order to determine the net score:
Performance factor	Performance Level Achieved
120%	Results are extraordinary
100%	Results well beyond those expected
75%	Results satisfactory, objective adequately met
50%	Met most, but not all, aspects of the objective
25%	Met adequate portion of aspects of the objective
Where circumstances beyond the Company’s control affect the achievement of an objective, the Board considers amending objectives throughout the year should the need arise.
Individual Performance
Individual performance against job description and individual performance objectives were reviewed in early 2024 for all employees. Where an exceptional contribution to the Company’s performance was recognized, some discretionary adjustments to STIP payments can be made.
Overall STIP Determination
Once the Company’s performance against corporate objectives and exceptional individual performance against the Company’s objectives has been assessed, the President & CEO makes a recommendation, inclusive of percentages and dollars to be paid, for all NEOs (excluding the President & CEO), as well as other employees, to the Compensation Committee for its approval and recommendation to the Board. The Compensation Committee makes a recommendation to the Board, inclusive of percentages and dollars to be paid pursuant to the STIP for the President & CEO. The Compensation Committee and the Board consider the overall quantum of the potential bonus allocations in light of the Company’s available funding and may, at its sole discretion, choose to adjust the amount to be paid out under the STIP.
Long-Term Incentive Awards
Perpetua Resources Corp. Omnibus Equity Plan
On March 8, 2021, upon the recommendation of the Compensation Committee, the Board passed a resolution to adopt the Plan (as defined below), which became effective upon the approval of the shareholders obtained at the Company’s annual general meeting held on April 16, 2021 (the “2021 Annual General Meeting”). Following such approval:
•
all grants of equity-based awards thereafter were made pursuant to, or as otherwise permitted by, the Plan; and

•
no further equity-based awards were made pursuant to the Company’s 2011 Evergreen Incentive Stock Option Plan, which stock option plan remains in effect only in respect of outstanding stock options granted prior to April 16, 2021.

The Plan was further amended effective upon the approval of the shareholders obtained at the Company’s annual general meeting held on May 16, 2024 to increase the number of Common Shares reserved and available for grant and issuance pursuant to the Plan from 4,280,530 to 8,280,530.
The following table sets out the key features of the Perpetua Resources Corp. Omnibus Equity Incentive Plan (the “Plan”), as approved by shareholders at the 2021 Annual General Meeting.
Eligibility	•	The Plan provides that directors, employees, and consultants who are designated by the Administrators (as defined below) to receive an award are eligible to participate in the Plan (each an “Eligible Person”).
Type of Awards Authorized for Issuance	•	The Plan provides for the Board, or such other persons as may be designated by the Board from time to time, to administer the Plan (collectively, the “Administrators”), including the authority to grant stock options (“Options”), RSUs, and PSUs (each an “Award”) resulting in the issuance of common shares without par value of the Company. Additionally, the Plan provides for the grant of DSUs resulting in the issuance of shares to Eligible Persons who are non-employee directors and who are designated by the Administrators to receive DSUs.
Plan Maximum	•	The number of shares reserved and available for grant and issuance pursuant to the Plan, together with those shares issuable pursuant to any other compensation arrangements of the Company, shall not exceed 8,280,530 shares of the Company.
Insider Participation Limits	•	The aggregate number of Common Shares (a) issuable to insiders at any time (under all of the Company’s security-based compensation arrangements) cannot exceed ten percent (10%) of the issued and outstanding Common Shares and (b) issued to insiders within any one-year period (under all of the Company’s security-based compensation arrangements) cannot exceed ten percent (10%) of the issued and outstanding Common Shares. Furthermore, within any one fiscal year of the Company, (a) the aggregate fair value on the date of grant of all Options granted to any one non-employee director shall not exceed $100,000, and (b) the aggregate fair market value on the date of grant of all awards (including, for greater certainty, the fair market value of the Options) granted to any one non-employee director under all of the Company’s security based compensation arrangements shall not exceed

$150,000; provided that such limits shall not apply to (i) awards taken in lieu of any cash retainer or meeting director fees, and (ii) a one-time initial grant to a non-employee director upon such non-employee director joining the Board. Any Common Shares issued by the Company through the assumption or substitution of outstanding stock options or other equity-based awards from an acquired company shall not reduce the number of Common Shares available for issuance pursuant to the exercise of awards granted under the Plan.
Term of Options	•	Subject to any accelerated termination as set forth in the Plan, each Option expires on its expiry date, which shall be specified in an Award Agreement (which shall not be later than the tenth anniversary of the date of grant of such Award) or, if not so specified, means the tenth anniversary of the date of grant of such Award.
Exercise Price	•	The exercise price per Share under each Option shall not be less than the Market Price (as defined in the Plan) of the Shares at the time of grant. Notwithstanding anything else contained herein, in no case will the exercise price per Share under each Option be less than the minimum prescribed by any stock exchange at the time of grant.
Resale Restrictions	•	Each participant in the Plan who is a director, an officer, or a person who is in a position to control the Company by share ownership or otherwise is considered an “affiliate” (as defined under the Securities Act) of the Company and may sell Shares acquired under the Plan in the United States only upon compliance with the provisions of the Securities Act and the rules and regulations thereunder, including, for example, sales in compliance with Rule 144. Such persons may also sell Shares outside the United States, provided that the requirements of Regulation S under the Securities Act are met. Each Participant who is a director, an officer, or a beneficial owner of more than 10% of the Shares may also become subject to Section 16 of the Exchange Act, which provides, among other things, that any profit realized by such Participant from any purchase and sale, or sale and purchase, of any equity security of the Company within any period of less than six months is recoverable by or on behalf the Company.
Vesting	•	Options. The Plan Administrator shall have the authority to determine the vesting terms applicable to grants of Options. Once an Option becomes vested, it shall remain vested and shall be exercisable until expiration or termination of the Option, unless otherwise specified by the Plan Administrator, or as may be otherwise set forth in any written employment agreement, Award Agreement or other written agreement between the Company or a subsidiary of the Company and the Participant. Each vested Option may be exercised at any time or from time to time, in whole or in part, for up to the total number of Option Shares with respect to which it is then exercisable. The Plan Administrator has the right to accelerate the date upon which any Option becomes exercisable. Subject to the provisions of the Plan and any Award Agreement, Options shall be exercised by means of a fully completed Exercise Notice delivered to the Company. The Plan Administrator may provide at the time of granting an Option that the exercise of that Option is subject to restrictions, such as vesting conditions relating to the attainment of specified performance goals.
	•	RSUs. The Plan Administrator shall have the authority to determine any vesting terms applicable to the grant of RSUs, provided that the terms comply with Section 409A, with respect to a U.S. taxpayer.

	•	PSUs. The Plan Administrator shall have the authority to determine any vesting terms applicable to the grant of PSUs.
	•	DSUs. Except as otherwise determined by the Plan Administrator or as set forth in the particular Award Agreement, DSUs shall vest immediately upon grant.
Termination of Employment or Services	•	Unless otherwise provided in a participant’s employment or consulting agreement or arrangement, the following will apply on the termination of the employment or service of a participant:

•
If a participant’s employment is terminated for Cause by the Company, or by reason of the participant’s voluntary resignation, then any option or other Award held by Participant that has not been exercised, surrendered, or settled as of the termination date is immediately forfeited and canceled as of the termination date.

•
If the participant’s employment is terminated without Cause, then a portion of any unvested Options or other Awards will immediately vest, equal to the number of unvested Options or other Awards held by the participant as of the date of termination multiplied by a fraction the numerator of which is the number of days between the date of grant and the termination date and the denominator of which is the number of days between the date of grant and the date any unvested Options or other Awards were originally scheduled to vest, and for the purposes of PSUs such portion will be determined based on the target number of PSUs.

•
If the participant’s employment terminates on account of his or her becoming disabled, then any Award held by the participant that has not vested on the date of termination will vest on that date and, for the purposes of PSUs, the target number of PSUs will become vested.

•
If the participant’s employment is terminated by reason of death, then any unvested Award held by the participant will vest on such date and, for purposes of PSUs, the number of PSUs will become vested.

	•	Where a participant’s employment is terminated due to the participant’s retirement, then a portion of the unvested options shall immediately vest, such portion to be equal to the number of unvested Options or other Awards held by the Participant as of the termination date multiplied by a fraction the numerator of which is the number of days between the date of grant and the termination date and the denominator of which is the number of days between the date of grant and the date any unvested Options or other Awards were originally scheduled to vest, and for purposes of this calculation with respect to PSUs such portion will be determined based on the target number of PSUs.
Change of Control	•	Except as set forth in an employment agreement, award agreement, or other written agreement between the Company and a Participant, in the event of a change of control, the Plan Administrator may, but is not required to, (i) cause the conversion or exchange of any outstanding Awards into or for rights or other securities of substantially equivalent value in any entity participating in or resulting from a Change of Control, (ii) permit the immediate vesting of any unvested Awards upon consummation of the Change of Control, (iii) terminate any Award in exchange for an amount of cash and/or property in an amount equivalent to that which would have been attained upon settlement of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction, (iv) replace the Award with other rights or property selected by the Board, or (v) any combination of the foregoing.

	•	Notwithstanding the above, and except as otherwise provided in a written employment or other agreement between the Company and a Participant, if within twelve (12) months following a Change of Control, a Participant’s employment, consultancy or directorship is terminated by the Company without Cause, then any unvested Awards held by the Participant at the date of termination will immediately vest and be exercisable.
Amendments	•	The Plan Administrator may from time to time, without notice and without approval of the holders of voting shares of the Company, amend, modify, change, suspend or terminate the Plan or any Awards granted pursuant to the Plan as it, in its discretion determines appropriate, provided, however, that no such amendment, modification, change, suspension or termination of the Plan or any Awards may materially impair any rights of a Participant or materially increase any obligations of a participant under the Plan without the consent of the participant, unless the Plan Administrator determines such adjustment is required or desirable in order to comply with any applicable Securities laws or Stock Exchange requirements.
2011 Evergreen Incentive Stock Option Plan
As described above, at our 2021 Annual General Meeting, our shareholders voted to approve the Plan. All grants of equity-based awards following shareholder approval of the Plan will be made pursuant to, or as otherwise permitted by, the Plan, and no further equity-based awards will be made pursuant to the 2011 Evergreen Incentive Stock Option Plan (the “Stock Option Plan”), under which the Board previously had the discretion to make annual awards of employee stock options to directors, executives, employees, and consultants, but which following our 2021 Annual General Meeting remains in effect only in respect of outstanding options.
We have included a description of the material terms of the Stock Option Plan below to the extent it aids our shareholders in understanding the terms applicable to outstanding options granted pursuant to the Stock Option Plan and currently held by our NEOs, as reflected in the Outstanding Equity Awards at 2024 Fiscal Year-End table below.
Exercise Price	•	The exercise of an option under the Stock Option Plan is determined by the Directors at the time the option is granted, provided that such price can be not less than the market price (being the volume-weighted average trading price of the Common Shares on the TSX for the five trading days immediately preceding the date of grant) as of the date of the grant of such option.
Cashless Exercise	•	The Stock Option Plan contains a cashless exercise feature whereby an option that is eligible for exercise may be exercised on a cashless basis instead of a participant making a cash payment for the aggregate exercise price of the options. When a participant elects the cashless exercise of options by providing the prescribed form of notice of cashless exercise to the Company specifying the number of options to be exercised for cash, the exercise price of the options is advanced by an independent brokerage firm, the advance is deducted from the proceeds of sale of the Common Shares issued on exercise, and the remaining proceeds or Common Shares are paid to the participant after deducting any withholding tax or other withholding liabilities.
Term and Expiry Dates	•	The maximum term of options granted under the Stock Option Plan is 10 years. The expiry date of an option is the later of: a specified expiry date and, where a blackout period is self-imposed by the Company, and the specified expiry date falls within, or immediately after, the blackout period, the date that is 10 trading days following the end of such blackout period. Should an option expire immediately after a blackout period self-imposed by the Company, the blackout expiration term will be reduced by the number of days between the option expiration date and the end of the blackout period.

Termination of Options	•	In the event of a participant’s death, the option is exercisable by the person(s) to whom the rights of the participant shall pass for a period of one year from the date of the participant’s death or prior to the expiration of the original term of such option, whichever is sooner, to the extent that participant was entitled to exercise the option at such time, subject to the provisions of any employment contract. All options held by a participant whose office or employment is terminated for cause cease to be exercisable as of the date of such termination. If a participant ceases to be eligible under the Stock Option Plan for any reason other than for cause or by virtue of death, options can be exercised by such participant for a period of 30 days or prior to the original expiry date of the option, whichever is sooner, subject to the provisions of any employment contract.
Stock Appreciation Rights	•	The Stock Option Plan includes a Stock Appreciation Rights clause which allows individuals the option to terminate vested options and receive shares in lieu of the benefits which would have been received had the options been exercised.
Capital Changes, Corporate Transactions, Take-Over Bids and Change of Control	•	The Stock Option Plan contains provisions for the treatment of options in relation to capital changes and with regard to amalgamations, consolidations, or mergers. The Stock Option Plan provides that if the Company is subject to a bona-fide take-over bid or a change of control (as defined therein) occurs, all Common Shares subject to options immediately become vested and may thereupon be exercised in whole or in part by a respective participant and that the Directors may accelerate the expiry date of outstanding options in connection with such take-over bid.
Insider Trading Policy and Hedging Policy
Perpetua has adopted an insider trading policy (the “Insider Trading Policy”) which governs the trading or exercising options in the securities of the Company or other such public issuer by Covered Persons (as defined therein). The Company believes this policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq listing standards applicable to the Company.
Under the Insider Trading Policy, all directors, officers, employees and advisory board members of the Company, and their spouses and all other members of their household, are not permitted except with the prior approval of the Corporate Governance and Nominating Committee of the Board to engage in hedging transactions involving the common shares, options and any other securities that the Company may issue, such as preferred shares, notes, bonds and convertible securities, as well as any derivative securities relating to any of the Company’s securities, whether or not issued by the Company.
The Insider Trading Policy is available in the Investor Information section under the “Corporate Governance Policies and Charters” tab of our website at investors.perpetuaresources.com/investors.
Practices Related to the Grant of Certain Equity Awards in Relation to the Release of Material Nonpublic Information
Under Item 402(x) of Regulation S-K, registrants must disclose policies and practices on timing equity grants, including stock options, relative to material non-public information, safeguards against improper timing, and related actions taken in the past fiscal year.
We do no currently grant stock options or option-like equity awards to our employees or directors, therefore we do not currently have a formal policy or practice with respect to the grant of stock options or option-like awards.
Clawback Policy
On November 8, 2023, we adopted the Perpetua Resources Corp. Incentive-Based Compensation Clawback Policy (the “Clawback Policy”). In the event that the Company is required to prepare a financial restatement, the Compensation Committee shall, to the extent practicable, recoup all incentive-based compensation calculated on a pre-tax basis received after October 2, 2023, by a person (i) after beginning service as an executive officer, (ii) who served as an executive officer at any time during the performance period for that incentive-based compensation; (iii) while the Company had a class of securities listed on a national securities exchange or national securities association; and (iv) during the applicable period, that exceeded the amount of incentive-based compensation that otherwise would have been received had the amount been determined based on the Financial Reporting Measures (as defined in the Clawback Policy), as reflected in the restatement. The Clawback Policy is available in the Investor Information section under the “Corporate Governance Policies and Charters” tab of our website at investors.perpetuaresources.com/investors.
Share Ownership and Retention Guidelines
Our Named Executive Officers are subject to share ownership and retention guidelines that were established by our Board. These guidelines reinforce the importance of aligning the interests of our executive officers with the interests of our shareholders. The guidelines are expressed in terms of the value of our executive officers’ equity holdings as a multiple of each currently employed executive officer’s base salary, as follows:
Officer Level	Ownership Guideline
Chief Executive Officer	3x annual base salary
All other Executive Officers	2x annual base salary
These share ownership levels must be achieved by each individual within 5 years of the later of the date that the share ownership guidelines became effective in 2022 or the date that the individual was first appointed as an executive officer. If an executive officer is promoted such that their ownership guideline multiple increases, the executive officer will have five years following such promotion to obtain the higher ownership level. Until an executive officer is in compliance with these guidelines, the executive must hold at least 50% of the shares received from any compensatory equity award granted by the Company, net of tax obligations.
Equity interests that count toward the satisfaction of the ownership guidelines include shares owned jointly, directly, or indirectly (e.g., by a spouse or in a trust for the benefit of the executive or his family), unvested time-based RSUs or restricted shares (including vested but still unsettled time-based RSUs) and any shares purchased in the open market.
Pursuant to the share ownership and retention guidelines, compliance with the guidelines will be measured annually on a date selected by the Compensation Committee, and the value of an individual’s holdings for purposes of determining compliance is based on the average closing price of a share of the Company’s Common Shares over the previous calendar year.
Additionally, we have stock ownership guidelines for our non-employee directors, requiring a minimum holding of three times the director’s annual cash retainer. For information regarding these guidelines, please see “Director Compensation” above.

Outstanding Equity Awards at 2024 Fiscal Year-End
The following table reflects information regarding outstanding equity-based awards that were held by our NEOs as of December 31, 2024. Option exercise prices reflected in this table and the accompanying footnotes have been converted to U.S. dollars for purposes of this table using the latest daily Bank of Canada exchange rate (www.bankofcanada.ca/rates/exchange) available on December 31, 2024, of CAD $1.4389 = U.S. $1.00.
	Option Awards						Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Un-exercised Options (#)(1) Exercis-able (b)	Number of Securities Underlying Un-exercised Options (#)(1) Un-exercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Un- exercised Unearned Options (#) (d)	Option Exercise Price ($)(2) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested(3) (#) (g)	Market Value of Shares of Units of Stock That Have Not Vested(4) ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(5) (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(5) ($) (j)
Jonathan Cherry	March 14, 2024	—	—	—	$—	n/a	—	$—	50,000	$533,500
	March 14, 2024	—	—	—	$—	n/a	—	$—	50,000	$533,500
Jessica Largent	March 15, 2021	—	—	90,000	$7.51	March 15, 2026	—	$—	—	$—
	March 15, 2021	40,000	—	—	$7.51	March 15, 2026	—	$—	—	$—
	March 5, 2022	—	—	—	$—	n/a	12,288	$131,113	—	$—
	March 5, 2022	—	—	—	$—	n/a	—	$—	36,863	$393,328
	February 10, 2023	—	—	—	$—	n/a	28,595	$305,109	—	$—
	February 10, 2023	—	—	—	$—	n/a	—	$—	42,892	$457,658
	December 12, 2023	—	—	—	$—	n/a	5,000	$53,350	—	$—
	February 16, 2024	—	—	—	$—	n/a	51,718	$551,831	—	$—
	February 16, 2024	—	—	—	$—	n/a	—	$—	51,718	$551,831
Michael Wright	August 25, 2023	—	—	—	$—	n/a	—	$—	10,000	$106,700
	August 25, 2023	—	—	—	$—	n/a	—	$—	10,000	$106,700
	February 16, 2024	—	—	—	$—	n/a	—	$—	62,086	$662,458
	February 16, 2024	—	—	—	$—	n/a	62,086	$662,458	—	$—
Laurel Sayer	January 20, 2021	40,000	—	—	$8.20	January 20, 2026	—	$—	—	$—
	March 5, 2022	—	—	—	$—	n/a	18,432	$196,669	—	$—
	February 10, 2023	—	—	—	$—	n/a	39,286	$419,182	—	$—
	February 10, 2023	—	—	—	$—	n/a	—	$—	58,929	$628,772
	February 16, 2024	—	—	—	$—	n/a	71,054	$758,146	—	$—
	February 16, 2024	—	—	—	$—	n/a	—	$—	71,054	$758,146
	March 14, 2024	—	—	—	$—	n/a	—	$—	20,000	$213,400

(1)
All options granted have a five-year term and vest one quarter per year commencing on the Grant Date, except for 90,000 options granted to Ms. Largent on March 15, 2021, which have a five-year term and vest pursuant to the following formula: 60,000 x (P/NAVPS), where P = the price per share under the final financing of any equity financing (or the volume weighted average trading price on the Toronto Stock Exchange for the five days immediately preceding the funding date if the final financing is a debt financing) and NAVPS = net asset value per Common Share for the five days immediately prior to the funding date.

(2)
For purposes of this column, the applicable exercise price of each stock option award was converted to USD based on the daily exchange rate from the Bank of Canada available on December 31, 2024 of C$1.4389 = US$1.00.

(3)
This column represents all outstanding RSUs awarded to our NEOs under the Company’s Omnibus Equity Incentive Plan. The RSUs will vest as shown in the following table, so long as the applicable NEO remains continuously employed by us from the grant date through each applicable vesting date. See the section below titled “— Potential Payments Upon Termination or Change in Control” for a description of potential acceleration and forfeiture provisions of such awards.

Name	Vesting Date or Last Date of Performance Period	Number of Time-Based RSUs to Vest
Jessica Largent	March 5, 2025 February 10, 2025 February 10, 2026 December 12, 2025 February 16, 2025 February 16, 2026 February 16, 2027	12,288 14,298 14,297 5,000 17,239 17,239 17,240
Michael Wright	February 16, 2025 February 16, 2026 February 16, 2027	20,695 20,696 20,695
Laurel Sayer	March 5, 2025 February 10, 2025 March 31, 2025 February 16, 2025 March 31, 2025 March 31, 2025	18,432 19,643 13,980* 23,685 13,251* 8,839*

*
RSUs vest pro-rata on Ms. Sayer’s Retirement Date.

(4)
The market value of the outstanding RSUs and PSUs was calculated based on the closing price of the Company’s Common Shares on the Nasdaq stock exchange on December 31, 2024, of $10.67.

(5)
This column reflects all outstanding PSUs held by our NEOs based on target performance (100% of the PSUs granted) because performance under these awards was tracking above threshold but less than target, as of December 31, 2024. The PSU awards granted to our NEOs in 2022, 2023 and 2024 each have a three-year vesting schedule where a percentage of the grant vests at the end of the three-year period subject to achievement of performance conditions. The PSUs awarded in March of 2022 vested on March 5, 2025, the PSUs awarded in February of 2023 are scheduled to vest on February 10, 2026 and the PSUs awarded in February 2024 are scheduled to vest on February 16, 2027 , subject to the terms and conditions under the Company’s Omnibus Equity Incentive Plan and so long as the applicable NEO remains continuously employed by us from the grant date through the applicable vesting date. See the section below titled “— Potential Payments Upon Termination or Change in Control” for a description of potential acceleration and forfeiture provisions of such awards.

Potential Payments Upon Termination or Change in Control
Employment Agreements
Each of the employment agreements for our named executive officers provides that if the executive’s employment is terminated, then the executive is eligible to receive, under certain circumstances, advance notice of termination of employment or severance payments in lieu of advance notice and/or bonus payments, conditioned on the executive signing a release of all claims against the Company. If the Company terminates the employment of one of our named executive officers without Cause or upon a Change of Control (as such terms are defined in the applicable employment agreements), the executive is entitled to 12 months’ notice of termination of employment or severance in lieu of notice (other than Mr. Cherry who is entitled to 12 months’ severance) and will be entitled to receive an amount equal to the payment made for the previous year’s bonus under the Company’s Annual Incentive Plan. If the executive terminates his or her employment for Good Reason (as such term is defined in the applicable employment agreement), then the Company shall provide (i) for Mr. Cherry, 35.88 months of severance (provided that such amount will be reduced by 50% if Mr. Cherry terminates employment during the first year of employment) and an amount equal to 2.99x Mr. Cherry’s target bonus under the Annual Incentive Plan and (ii) for the other executives, 12 months’ severance and an amount equal to the executive’s target bonus under the Annual Incentive Plan. Should the executive become disabled, the executive’s employment shall be terminated automatically on the day that is seventeen (17) weeks after a physical or mental condition prevents the executive from continuing active work for a period of four (4) weeks; hereafter, the executive will be eligible to receive the a payment in the amount of the payment made for the previous year’s bonus under the Annual Incentive Plan. All severance or bonus payments are required to be made in a lump sum payment within sixty (60) days following termination of employment.

In the employment agreements, “Change of Control” is defined as the acquisition by any person or by any person and a person “acting jointly or in concert with” such person, whether directly or indirectly, of voting securities which, when added to all other voting securities of the Company at the time held by such person or by such person and a person “acting jointly or in concert with” another person, totals for the first time not less than fifty percent (50%) of the outstanding voting securities of the Company or the votes attached to those securities are sufficient, if exercised, to elect a majority of the Board of the Company.
“Good Reason” means the occurrence, within 12 months of a Change of Control, of any of the following without the NEO’s written consent:
(i)
a meaningful and detrimental change in the executive’s position, title, duties, or responsibilities from those in effect immediately prior to a change of control;

(ii)
certain changes in the principal place of work of the executive;

(iii)
any reduction of 15% or more in the executive’s salary;

(iv)
for Mr. Cherry, any reduction in Mr. Cherry’s salary or any change in Mr. Cherry’s LTIP, STIP or other arrangements that reduce his bonus, incentive shares options/units, LTIP share options/units or incentive shares units; or

(v)
a demand by the company that the executive cease working or providing services for remuneration to another entity where the company and executive had previously agreed that the executive could engage in such activities, provided that a demand that the executive not increase the average monthly hours devoted to the third party entity shall not constitute “good reason”; and provided further that a demand that the executive cease such work due to a conflict of interest or a violation of the executive’s covenants under the employment agreement.

2011 Evergreen Incentive Stock Option Plan
In the event of a change of control, all unvested incentive share options in the Company held by the NEO shall immediately vest and the incentive share options shall become exercisable. Under the 2011 Evergreen Incentive Stock Option Plan, a “Change of Control” means the acquisition by any person or by any person and a person “acting jointly or in concert with” such person, as defined in MI 62-104, whether directly or indirectly, of voting securities which, when added to all other voting securities of the Company at the time held by such person or by such person and a person “acting jointly or in concert with” another person, totals for the first time not less than fifty percent (50%) of the outstanding voting securities of the Company or the votes attached to those securities are sufficient, if exercised, to elect a majority of the Board of Directors of the Company.
If the NEO is terminated without cause, the NEO shall have 30 days to exercise any incentive stock options of the Company that have vested as of the last day of work and which are unexercised as of the last day of work.
Omnibus Equity Incentive Plan
RSU Awards. Pursuant to the terms of the RSU awards granted under the Omnibus Equity Incentive Plan, upon a termination of employment by the company without cause or upon the executive’s retirement after the attainment of age 67, a portion of the award will vest on a pro-rata basis through the date of the termination of employment. A termination of employment due to the award holder’s death or disability will result in full vesting of the executive’s RSUs. Under the terms of the Omnibus Equity Incentive Plan, upon a termination of employment by the company without cause within the 12-month period following a change in control (as such term is defined under such plan), any unvested RSUs shall immediately become vested in full. For purposes of the foregoing, a “change in control” is defined, with certain exceptions, as the occurrence of any one of the following events:
(a) any transaction by which any person or group of persons acting jointly acquires beneficial ownership of or the right to exercise control over securities of the corporation representing more than 50% of the then-issued and outstanding voting securities of the company;

(b) the sale or transfer of all or substantially all of the assets of the company;
(c) the dissolution or liquidation of the company;
(d) a transaction requiring approval by the company’s shareholders whereby the company is acquired through consolidation, merger, exchange of securities, purchase of assets, amalgamation, statutory arrangement or otherwise by any other person;
(e) individuals who comprise the Board for any reason cease to constitute at least a majority of the members of the Board unless the election or nomination of any new director was approved by at least a majority of the incumbent board; or
(f) any other event which the Board determines to constitute a change in control of the company.
Termination of Employment or Services. The following table describes the impact of certain events upon the NEO’s awards under the Omnibus Equity Incentive Plan that are not described above, including resignation, termination without cause, disability, death, or retirement, subject, in each case, to the terms of a NEO’s applicable employment agreement, award agreement, or other written agreement between the Company or a subsidiary of the Company and the NEO:
Event	Provisions
Termination without Cause
•
A portion of any unvested options or other awards under the Omnibus Equity Incentive Plan shall immediately vest, such portion to be equal to the number of unvested options or other awards held by the NEO as of the date of termination (the “Termination Date”) multiplied by a fraction the numerator of which is the number of days between the date of grant and the Termination Date and the denominator of which is the number of days between the date of grant and the date any unvested options or other awards were originally scheduled to vest, and for purposes of this calculation with respect to PSUs, such portion will be determined based on the target number of PSUs. Any vested options may be exercised by the NEO at any time during the period that terminates on the earlier of: (A) the expiry date of such option; and (B) the date that is 90 days after the Termination Date. If an option remains unexercised upon the earlier of (A) or (B), the option shall be immediately forfeited and cancelled for no consideration upon the termination of such period. In the case of a vested award other than an option or DSU, such award will be settled within 90 days after the Termination Date, provided that for U.S. taxpayers, such award will be settled within 90 days after the U.S. taxpayer’s separation from service, subject to the terms of the Omnibus Equity Incentive Plan with respect to certain Specified Employees (as defined in the Omnibus Equity Incentive Plan). DSUs will be settled in accordance with their terms.

Disability
•
Any award held by the NEO that has not vested as of the date of such NEO’s Termination Date shall vest on such date (and for this purposes the target number of PSUs will become vested). Any vested option may be exercised by the NEO at any time until the expiry date of such option. Any vested award other than an option or DSU will be settled within 90 days after the Termination Date, subject to the terms of the Amended Plan with respect to Specified Employees. DSUs will be settled in accordance with their terms.

Death
•
Any award that is held by the NEO that has not vested as of the date of the death of such NEO shall vest on such date (and for this purposes the target number of PSUs will become vested). Any vested option may be exercised by the NEO’s beneficiary or legal representative (as applicable) at any time during the period that terminates on the earlier of: (a) the expiry date of such option, and (b) the first anniversary of the date of the death of such NEO. If an option remains unexercised upon the earlier of (A) or (B), the option shall be immediately forfeited and cancelled for no consideration upon the termination of such period. In the case of a vested award other than an option or DSU,

Event	Provisions
such award will be settled with the NEO’s beneficiary or legal representative (as applicable) within 12 months after the date of the NEO’s death. DSUs will be settled in accordance with their terms.
Retirement
•
A portion of any unvested options or other Awards shall immediately vest, such portion to be equal to the number of unvested options or other awards held by the NEO as of the Termination Date multiplied by a fraction the numerator of which is the number of days between the Date of Grant and the Termination Date and the denominator of which is the number of days between the Date of Grant and the date any unvested options or other awards were originally scheduled to vest, and for purposes of this calculation with respect to PSUs such portion will be determined based on the target number of PSUs. Any vested option may be exercised by the NEO at any time during the period that terminates on the earlier of: (A) the expiry date of such option; and (B) the third anniversary of the NEO’s date of retirement. If an option remains unexercised upon the earlier of (A) or (B), the option shall be immediately forfeited and cancelled for no consideration upon the termination of such period. In the case of a vested award other than an option or DSU, such award will be settled within 90 days after the NEO’s retirement, subject to the terms of the Omnibus Equity Incentive Plan with respect to Specified Employees. DSUs will be settled in accordance with their terms. Notwithstanding the foregoing, if, following his or her retirement, the NEO commences (the “Commencement Date”) employment, consulting or acting as a director of the Company or any of its subsidiaries (or in an analogous capacity) or otherwise as a service provider to any person that carries on or proposes to carry on a business competitive with the Company or any of its subsidiaries, any option or other award held by the NEO that has not been exercised or settled as of the Commencement Date shall be immediately forfeited and cancelled as of the Commencement Date.

Change in Control
•
If within 12 months following the completion of a transaction resulting in a Change in Control (as defined below), a participant’s employment, consultancy, or directorship is terminated by the Company or a subsidiary of the Company without Cause (as defined in the Omnibus Equity Incentive Plan), then (i) any unvested awards held by the participant at the Termination Date shall immediately vest and (ii) any vested awards may be exercised, surrendered to the Company, or settled by the participant at any time during the period that terminates on the earlier of: (A) the expiry date of such award; and (B) the date that is 90 days after the Termination Date. Any award that has not been exercised, surrendered, or settled at the end of such period being immediately forfeited and cancelled.

•
Subject to certain exceptions, a “Change in Control” includes (a) any transaction pursuant to which a person or group acquires more than 50% of the outstanding Common Shares, (b) the sale of all or substantially all of the Company’s assets, (c) the dissolution or liquidation of the Company, (d) the acquisition of the Company via consolidation, merger, exchange of securities, purchase of assets, amalgamation, statutory arrangement or otherwise, (e) individuals who comprise the Board at the last annual meeting of shareholders (the “Incumbent Board”) cease to constitute at least a majority of the Board, unless the election, or nomination for election by the shareholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, in which case such new director shall be considered as a member of the Incumbent Board, or (f) any other event which the Board determines to constitute a change in control of the Company.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information concerning our equity compensation plans as of December 31, 2024:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)(1)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by shareholders	2,966,352	$7.56	4,105,022
Equity compensation plans not approved by shareholders	—	—	—
Total	2,966,352	$7.56	4,105,022

(1)
Represents shares to be issued upon exercise of outstanding options, RSUs, PSUs, and DSUs. As of December 31, 2024, 695,500 shares were subject to outstanding options, 871,728 shares were subject to outstanding RSUs, 1,057,443 shares were subject to outstanding PSUs (determined based on target performance), and 341,681 shares were subject to outstanding DSUs.

(2)
The weighted average exercise price excludes RSU, PSU, and DSU awards, which do not have an exercise price.

AUDIT COMMITTEE INFORMATION
The following is the text of our Audit Committee Mandate:
“Audit Committee Mandate
A.
PURPOSE

The overall purpose of the Audit Committee (the “Committee”) of Perpetua Resources Corp. and its subsidiaries (the “Corporation”) is to assist the board of directors (the “Board”) of the Corporation in fulfilling its oversight responsibilities for:
1.
the Corporation’s accounting and financial reporting processes and the integrity, quality and transparency of the Corporation’s financial statements;

2.
the performance of the Corporation’s internal accounting controls, disclosure controls and procedures and internal control over financial reporting;

3.
the Corporation’s compliance with legal and regulatory requirements which relate to financial reporting;

4.
the appointment (subject to shareholder ratification) of the Corporation’s external auditor and approval of its compensation as well as responsibility for its independence, qualifications and performance of all audit and audit related work; and

5.
such other duties as assigned to it from time to time by the Board.

The function of the Committee is oversight. The members of the Committee are not full-time employees of the Corporation. The Corporation’s management is responsible for the preparation of the Corporation’s financial statements in accordance with applicable accounting standards and applicable laws and regulations. The Corporation’s external auditor is responsible for the audit and quarterly review, when applicable, of the Corporation’s financial statements in accordance with applicable auditing standards and laws and regulations.
In carrying out its oversight role, the Committee and the Board recognize that the Corporation’s management is responsible for:
1.
implementing and maintaining effective internal accounting controls, disclosure controls and procedures and internal control over financial reporting;

2.
the preparation, presentation and integrity, including the accuracy and completeness, of the Corporation’s financial statements; and,

3.
the appropriateness of the accounting principles and reporting policies that are used by the Corporation.

B.
COMPOSITION, PROCEDURES AND ORGANIZATION

1.
The Committee shall consist of at least three members of the Board. The Board will appoint members to the Committee and the Committee will elect a Committee Chair from among the Committee’s membership.

2.
The Board will ensure that the Chair of the Committee and its members are independent and financially literate, as defined in National Instrument 52-110 (“NI 52-110”) the NASDAQ listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. At least one member shall be an “audit committee financial expert,” as defined by Securities and Exchange Commission (“SEC”) rules and meet any NASDAQ requirement for finance, accounting or comparable experience or background. Members shall not serve on more than three public company audit committees simultaneously unless the Board determines that such simultaneous service would not impair the member’s ability to serve effectively on the Committee.

3.
The Committee will meet at least four times a year. The Chair of the Committee has the authority to convene additional meetings, as circumstances warrant. The Committee will invite members of management, the auditor or others to attend meetings and provide pertinent information, as necessary. The Committee will hold private meetings with each of the external auditor, and senior management. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials.
4.
No business shall be transacted by the Committee, except at a meeting where a majority of the members are present, either in person or by teleconference or video conference.

5.
The Committee may:

a)
engage outside legal, audit or other counsel and/or advisors at the Corporation’s expense, without the prior approval of the directors of the Corporation;

b)
Set and pay the compensation of any advisors employed by the Committee and receive appropriate funding from the Corporation, as determined by the Committee, for the payment of compensation to the external auditor and any other advisors engaged by the Committee;

c)
review any legal counsel reports of evidence of a material violation of securities laws or breaches of fiduciary duty;

d)
investigate any matter brought to its attention with full access to all books and records of the Corporation and seek any information it requires from employees — all of whom are directed to cooperate with the Committee’s request — or external parties; and

e)
meet and/or communicate directly with the Corporation’s officers, the external auditor or outside counsel, as necessary.

6.
The Committee’s business will be recorded in minutes of the Committee meetings, which shall be submitted to the Board. The Committee Secretary will be the Corporate Secretary, unless otherwise determined by the Committee.

C.
ROLES AND RESPONSIBILITIES

The Committee will carry out the following duties and responsibilities:
1.
Financial Statements and Related Disclosure Documents

The duties and responsibilities of the Committee as they relate to the financial statements and related disclosure documents are to:
a)
review and discuss with management and the external auditor, when the external auditor is engaged to perform an interim review, the interim and annual consolidated financial statements and the related disclosures contained in Management’s Discussion and Analysis and recommend these documents to the Board for approval, prior to the public disclosure of this information by the Corporation. Such discussion shall include:

I.
the external auditor’s judgment about the quality, not just the acceptability, of accounting principles applied by the Corporation;

II.
the reasonableness of any significant judgments made;

III.
any significant accounting and reporting issues, including complex or unusual transactions;

IV.
any recent professional and regulatory pronouncements and their impact or potential impact on the financial statements;

V.
the clarity and completeness of the financial statement disclosure;

VI.
any accounting adjustments that were noted or proposed by the external auditor but were not made (whether immaterial or otherwise); and

VII.
any communication between the audit team and their national office relating to accounting or auditing issues encountered during their work.

b)
review and recommend approval to the Board of the following financial sections of:

I.
the annual Report to shareholders;

II.
the Annual Report on Form 10-K;

III.
each Quarterly Report on Form 10-Q;

IV.
prospectuses;

V.
the annual and interim press release disclosing financial results, when applicable; and,

VI.
other financial reports requiring approval by the Board.

2.
Internal Controls

The duties and responsibilities of the Committee as they relate to internal and disclosure controls as well as financial risks of the Corporation are to:
a)
periodically review and assess with management and the external auditor the adequacy and effectiveness of the Corporation’s systems of internal control over financial reporting and disclosure, including policies, procedures and systems to assess, monitor and manage the Corporation’s assets, liabilities and expenses. In addition, the Committee will review and discuss the appropriateness and timeliness of the disposition of any recommendations for improvements in internal control over financial reporting and disclosure procedures;

b)
discuss with management its process for performing its required quarterly certifications under Section 302 of the Sarbanes-Oxley Act, including the evaluation of the effectiveness of disclosure controls by the chief executive officer and chief financial officer;

c)
obtain and review reports of the external auditor on significant findings and recommendations on the Corporation’s internal controls, together with management’s responses, including remediation plans to address any internal control deficiencies; and,

d)
periodically discuss with management, the Corporation’s policies regarding financial risk assessment and financial risk management, including an annual review of insurance coverage. While it is the responsibility of management to assess and manage the Corporation’s exposure to financial risk, the Committee will discuss and review guidelines and policies that govern the process. The discussion may include the Corporation’s financial risk exposures and the steps management has taken to monitor and control such exposures, including hedging, foreign exchange, internal controls, and cash and short-term investments.

3.
External Auditor

The duties and responsibilities of the Committee as they relate to the external auditor of the Corporation shall be to:
a)
receive reports directly from and oversee the external auditor;

b)
discuss with representatives of the external auditor the plans for their quarterly reviews, when applicable, and annual audit, including the proposed scope of the audit, adequacy of staff and their proposed fees and expenses. The Committee will have separate discussions with the external auditor, without management present, on:

(i)
the results of their annual audit and applicable quarterly reviews, and, before the filing of the Corporation’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), all critical accounting policies and practices of the Corporation, all alternative treatments within generally accepted accounting principles for policies and practices relating to material terms that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the external auditor, and other material written communications between the independent auditors and management;
(ii)
the matters required to be discussed by PCAOB Auditing Standard 1301;

(iii)
any difficulties encountered in the course of their work, including restrictions on the scope of activities or access to information;

(iv)
the characterization of any deficiencies in internal control over financial reporting;

(v)
management’s response to audit issues and, when applicable, quarterly review issues; and

(vi)
any disagreements with management.

c)
pre-approve all audit and allowable non-audit fees and services to be provided by the external auditor in accordance with securities laws and regulations. The Committee will pre-approve all audit and non-audit services to be provided by the external auditor in advance of work being started on such services. The Committee Chair may approve proposed audit and non-audit services between Committee meetings and will bring any such approvals to the attention of the Committee at its next meeting;

d)
recommend to the Board that it recommend to the shareholders of the Corporation the appointment and termination of the external auditor;

e)
receive reports in respect of quarterly reviews, when applicable, and audit work of the external auditor and, where applicable, oversee the resolution of any disagreements between management and the external auditor;

f)
ensure that at all times there are direct communication channels between the Committee and the external auditor of the Corporation to discuss and review specific issues, as appropriate;

g)
meet separately, on a regular basis, with management and the external auditor to discuss any issues or concerns warranting Committee attention. As part of this process, the Committee shall provide sufficient opportunity for the external auditor to meet privately with the Committee;

h)
at least annually, assess the external auditor’s independence and receive a letter each year from the external auditor confirming its continued independence, in accordance with the applicable requirements of the Public Company Accounting Oversight Board;

i)
allow the external auditor of the Corporation to attend and be heard at any meeting of the Committee;

j)
review and approve the Corporation’s hiring policies regarding partners, employees and former partners and employees of the external auditor to ensure compliance with NI 52-110 and SEC regulations and NASDAQ listing standards;

k)
review and report quarterly to the Board on the Corporation’s compliance with the Anti-Bribery/Anti-Corruption Policy; and

l)
at least annually, evaluate the external auditor’s qualifications, performance and independence, which with respect to the external auditor’s independence, shall be evidenced by information set forth in a formal written statement obtained from the external auditor regarding relationships between the external auditor and the Corporation and relationships or services that may impact the external auditor’s objectivity and independence, and report the results of such review to the Board.

4.
Whistleblower

The duties and responsibilities of the Committee as they relate to the Whistleblower Policy of the Corporation shall be to establish and review procedures established with respect to employees and third parties for:
i)
the receipt, retention and treatment of complaints received by the Corporation, confidentially and anonymously, regarding accounting, financial reporting and internal accounting and disclosure controls and procedures, or auditing matters; and

ii)
dealing with the reporting, handling and taking of remedial action with respect to alleged violations of accounting, financial reporting and internal accounting and disclosure controls and procedures, or auditing matters, as well as certain other alleged illegal or unethical behavior, in accordance with the Corporation’s related policy and procedures.

5.
Compliance

The duties and responsibilities of the Committee as they relate to the Corporation’s Compliance are to:
a)
review disclosures made by the Corporation’s Chief Executive Officer and Chief Financial Officer regarding compliance with their certification obligations as required by the regulators;

b)
review the Corporation’s Chief Executive Officer and Chief Financial Officer’s quarterly and annual assessments of the design and operating effectiveness of the Corporation’s disclosure controls and procedures and internal control over financial reporting, respectively;

c)
review the findings of any examination by regulatory agencies, and any auditor observations; and

d)
receive reports, if any, from management and corporate legal counsel of evidence of material violation of securities laws or breaches of fiduciary duty.

6.
Reporting Responsibilities

It is the duty and responsibility of the Committee to:
a)
regularly report to the Board on Committee activities, issues and related recommendations;

b)
prepare the Committee report required by SEC proxy rules to be included in the Corporation’s annual proxy statement; and

c)
report annually to the shareholders, describing the Committee’s composition, responsibilities and how they are discharged, and any other information required by legislation.

7.
Other Responsibilities

Other responsibilities of the Committee are to:
a)
annually review the performance of the Committee;

b)
perform any other related activities as requested by the Board;

c)
review and assess the adequacy of the Committee charter annually, requesting Board approval for proposed changes;

d)
confirm annually that all responsibilities outlined this charter have been carried out; and

e)
institute and oversee special investigations, as needed.”

Composition of the Audit Committee
The following individuals are the members of the Audit Committee:
Robert Dean	Chair, Independent(1)	Financially literate(1)
Laura Dove	Independent(1)	Financially literate(1)
Jeffrey Malmen	Independent(1)	Financially literate(1)
Alexander Sternhell	Independent(1)	Financially literate(1)

(1)
As defined by NI 52-110, the NASDAQ listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

The “audit committee financial expert” as defined by SEC Rules is Robert Dean.
Audit Committee Member Education and Experience
For information regarding the education and experience of the members of the Audit Committee members, please see the information under the heading “Board of Directors Information”.
Audit Committee Oversight
At no time since the commencement of Perpetua’s most recently completed financial year was a recommendation of the Committee to nominate or compensate an external auditor not adopted by the Board.
Pre-Approval Policies and Procedures
All non-audit services must be pre-approved by the Committee, or if a request is made between Committee meetings, the Committee Chair may pre-approve a request for non-audit services, but the Chair must advise other Committee members of such pre-approval no later than the next regularly scheduled Committee meeting. In no event can the external auditor undertake non-audit services prohibited by legislation or professional standards.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Other than the director and executive compensation arrangements discussed above in “Executive Compensation,” there have been no other transactions since January 1, 2024, to which we have been or will be a participant, in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of any class of our voting shares, or any member of the immediate family of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
The Corporate Governance and Nominating Committee reviews and, as appropriate, approves and oversees transactions, arrangements, or relationships (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements, or relationships, in which (a) the aggregate amount involved will or may be expected to exceed $120,000, (b) Perpetua is a participant, and (c) any Related Person has or will have a direct or indirect material interest (other than solely as a result of being a director or trustee (or any similar position) or a less than 10 percent beneficial owner of another entity). A “Related Person” is any (a) person who is an executive officer, director, or nominee for election as a director of Perpetua, (b) greater than 5 percent beneficial owner of our outstanding Common Shares, or (c) Immediate Family Member of any of the foregoing. An “Immediate Family Member” is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household of a person. We do not have written policies or procedures for related person transactions but rely on the Corporate Governance and Nominating Committee’s exercise of business judgment, consistent with Delaware law, in reviewing such transactions.
Interest of Informed Persons in Material Transactions
No informed person (as defined in National Instrument 51-102 — Continuous Disclosure Obligations of the Canadian Securities Administrators) or proposed Director of the Company and, to the knowledge of the Company, no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which in either such case has materially affected or would materially affect the Company or any of its subsidiaries.
Indebtedness of Directors and Executive Officers
As at March 21, 2025, there was no indebtedness, other than routine indebtedness as defined under applicable securities laws, outstanding of any current or former executive officer, Director, or employee of the Company or any of its subsidiaries which is owing to the Company or any of its subsidiaries or to another entity which is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries, entered into in connection with a purchase of securities or otherwise.
No individual who is, or at any time during the financial year ended December 31, 2024, was a Director or executive officer of the Company, no proposed nominee for election as a director of the Company and no associate of such persons:
(i)
is or at any time since the beginning of the most recently completed financial year has been, indebted, other than routine indebtedness as defined under applicable securities laws, to the Company or any of its subsidiaries; or

(ii)
whose indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries, in relation to a securities purchase program or other program.

OTHER INFORMATION
Expenses of Solicitation
The accompanying proxy is solicited by and on behalf of the Board, and the cost of such solicitation will be borne by Perpetua. We will also supply proxy materials to brokers and other nominees to solicit proxies from beneficial owners, and we will reimburse them for their expenses in forwarding solicitation materials. Solicitations also may be made by personal interview, mail, telephone, and electronic communications by directors, officers, and other Perpetua employees without additional compensation.
Management Contracts
No management functions of the Company or any subsidiaries are performed to any substantial degree by a person other than the Directors, executive officers or full-time employees of the Company.
Additional Information
Additional information regarding the Company is available at www.perpetuaresources.com and on the SEC’s website at www.sec.gov and SEDAR+ at www.sedarplus.ca. Shareholders may contact the Company at: Tel: (208) 901-3060 or Email: info@perpetuacorp.us, to request copies of the Company’s financial statements and MD&A.
Financial information is provided in the Company’s comparative financial statements and MD&A for its most recently completed financial year, which are available on the SEC’s website at www.sec.gov and SEDAR+ www.sedarplus.ca.
Other Matters
Management of the Company is not aware of any matter to come before the Annual Meeting other than as set forth herein. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the Common Shares represented thereby in accordance with their best judgment on such matter.
Proposals of Shareholders
The Company is subject both to the rules of the SEC under the Exchange Act and the provisions of the Business Corporations Act (British Columbia) (the “BCBCA”) with respect to shareholder proposals and director nominees. As set out under the BCBCA and in the rules of the SEC under the Exchange Act, simply submitting a shareholder proposal or director nominee does not guarantee its inclusion in the management information circular and proxy materials, because compliance with applicable law is a prerequisite for inclusion.
On April 4, 2013, the Board adopted an advance notice policy (which was ratified by the Company’s shareholders at the annual general meeting held on May 14, 2013) (the “Advance Notice Policy”), which fixes the deadlines by which shareholders of the Company must submit director nominations to the Company prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in a written notice to the Company for any director nominee to be eligible for election at such annual or special meeting of shareholders.
The following is a brief summary of certain provisions of the Advance Notice Policy and is qualified in its entirety by the full text of the Advance Notice Policy:
1.
Other than pursuant to (i) a proposal made in accordance with the BCBCA (as described below) or (ii) a requisition of the shareholders made in accordance with the provisions of the BCBCA, shareholders of the Company must give advance written notice to the Company of any nominees for election to the board of directors.

2.
The Advance Notice Policy fixes a deadline by which shareholders of the Company must submit, in writing, nominations for directors to the Corporate Secretary of the Company prior to any annual or special meeting of shareholders, and sets forth the specific information that such shareholders must include with their nominations in order to be effective. Only persons who are nominated in accordance with the Advance Notice Policy are eligible for election as directors of the Company.
3.
For an annual meeting of shareholders, notice to the Company must be not less than 30 days and not more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date less than 50 days after the date on which the first public announcement of the date of such annual meeting was made, notice may be given not later than the close of business on the 10th day following such public announcement.

4.
For a special meeting of shareholders (that is not also an annual meeting), notice to the Company must be given not later than the close of business on the 15th day following the day on which the first public announcement of the date of such special meeting was made.

5.
The time periods for giving notice set forth above shall in all cases be determined based on the original date of the applicable annual meeting and/or special meeting of shareholders, and in no event shall any adjournment or postponement of a meeting of shareholders, or the reconvening of any adjourned or postponed meeting of shareholders, or the announcement thereof, commence a new time period for the giving of notice as described above.

For the purposes of the Advance Notice Policy, “public announcement” means disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Company under its profile on SEDAR+ at www.sedarplus.ca or on the SEC’s Website at www.sec.gov.
In addition to satisfying the requirements under the BCBCA and the Advance Notice Policy described in the immediately preceding paragraphs, to comply with the universal proxy rules under the Exchange Act, any shareholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 16, 2026. However, if the date of the 2026 Annual Meeting is more than 30 days before or after the anniversary of the date of the preceding year’s annual meeting of shareholders, then such written notice must be delivered by the later of (x) the 10th day following the public announcement of the date of the 2026 Annual Meeting is first made by the Company and (y) the date which is 60 days prior to the date of the 2026 Annual Meeting.
Shareholder proposals intended to be included in the proxy materials for the 2026 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company no later than December 3, 2025, or otherwise as permitted by applicable law. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting. Notwithstanding the foregoing, if the date of next year’s annual meeting has been changed by more than 30 days from the anniversary of the Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. The Company must receive notice of a shareholder’s intent to present business, other than pursuant to SEC Rule 14a-8, no later than February 14, 2026. If the notice is received outside of that time frame, then the notice will be considered untimely and we are not required to present such proposal or nomination at the 2026 Annual Meeting. Notwithstanding the foregoing, if the date of next year’s annual meeting has been changed by more than 30 days from the anniversary of the Meeting, then the deadline is a reasonable time before the Company sends it proxy materials for the 2026 Annual Meeting.
The BCBCA permits certain eligible shareholders and beneficial owners of shares to submit shareholder proposals, including shareholder proposals for director nominees, to the Company, which proposals may be included in the Company’s management information circular and proxy statement. To be considered for inclusion in the management information circular and proxy statement for the annual meeting of shareholders of the Company, any such shareholder proposal under the BCBCA must be:
a)
signed by the submitter and qualified shareholders who, together with the submitter, are, at the time of signing registered owners or beneficial owners of shares that, in the aggregate, constitute at least 1/100 of the issued Common Shares that carry the right of vote at general meetings or having a market value in excess of $2,000;

b)
received by the Company at least three months before the anniversary date of the last annual meeting of shareholders, or February 14, 2026; and

c)
accompanied by declarations of those making the proposal and their supporters declaring the number of Common Shares carrying the right to vote at general meetings that are owned by the signatories and the names of the registered holders of the Common Shares, for inclusion in the management information circular and proxy statement distributed to shareholders prior to the 2026 annual meeting of shareholders of the Company.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
Availability of Annual Report on Form 10-K and Proxy Statement
If you would like an additional copy of the 2024 Annual Report, this Proxy Statement, or the Notice of Internet Availability of Proxy Materials, these documents are available in digital form for download or review by visiting www.perpetuaresources.com. Alternatively, we will promptly send a copy of these documents to you without charge upon request by mail to Perpetua Resources Corp., 405 S. 8th Street, Ste. 201, Boise, Idaho 83702, or by calling (208) 901-3060. Please note, however, that if you did not receive a printed copy of our proxy materials and you wish to receive a paper proxy card or voting instruction form or other proxy materials for the purposes of the Annual Meeting, you should follow the instructions included in your Notice of Internet Availability of Proxy Materials.
If you own shares in street name, you can also register to receive all future shareholder communications electronically, instead of in print. This means that links to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail. Electronic delivery of shareholder communications helps save Perpetua money by reducing printing and postage costs.

PERPETUA RESOURCES CORP. 13181 HIGHWAY 55 PO BOX 429 DONNELLY, ID 83615 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. ET on May 13, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PPTA2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. ET on May 13, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH
AND RETURN THIS PORTION ONLY V69937-P28184 PERPETUA RESOURCES CORP. The Board of Directors recommends you vote FOR the following proposals: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V69937-P28184 2. Appointment of Auditors - Ratify the appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the fiscal year ending December 31, 2025 at a remuneration to be set by the Directors. 1. Election of Directors Nominees: 1a. Marcelo Kim 1b. Christopher J. Robison 1c. Jonathan Cherry 1d. Andrew Cole 1e. Robert Dean 1f. Laura Dove 1g. Richie Haddock 1h. Jessica Largent 1i. Jeffrey Malmen 1j. Alexander Sternhell For Against Abstain For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Notice and Proxy Statement, Annual Report and NI 51-102 Card are available at www.proxyvote.com. V69938-P28184 PERPETUA RESOURCES CORP. Annual General Meeting of Shareholders May 15, 2025 10:00 am Mountain Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The shareholder(s) hereby appoint(s) Jon Cherry and Jessica Largent, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Common Shares of PERPETUA RESOURCES CORP. that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 10:00 am Mountain Time, on May 15, 2025, virtually at www.virtualshareholdermeeting.com/PPTA2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side